UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2014

Item 1.	Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2014 Unaudited

		Principal Amount	Value
Asset-Backed Securities—2.4%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$1,235,000	$1,242,751
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		1,440,000	1,450,224
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]		645,000	645,387
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		1,260,000	1,312,356
Series 2012-4, Cl. D, 2.68%, 10/9/18		790,000	796,619
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		1,715,000	1,729,333
Series 2013-3, Cl. D, 3.00%, 7/8/19		1,540,000	1,567,374
Series 2013-5, Cl. D, 2.86%, 12/8/19		695,000	695,304
Series 2014-2, Cl. D, 2.57%, 7/8/20		910,000	898,821
Series 2014-3, Cl. D, 3.13%, 10/8/20		775,000	780,322
Series 2014-4, Cl. D, 3.07%, 11/9/20		715,000	715,737
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.432%, 10/15/23[2]	EUR	4,900,000	5,335,455
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.678%, 11/15/23[2]	EUR	746,293	835,621
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.855%, 7/24/23[2]	EUR	3,650,000	4,078,484
California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		1,170,000	1,175,376
Series 2014-2, Cl. C, 3.29%, 3/15/21		385,000	383,344
Series 2014-4, Cl. C, 3.56%, 9/15/21		445,000	444,920
Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19		580,000	590,508
Series 2014-3, Cl. D, 3.14%, 2/20/20		775,000	778,730
Capital Auto Receivables Asset Trust/Ally Financial, Inc., Series 2013-1, Cl. D, 2.19%, 9/20/21		990,000	992,013
CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20		1,365,000	1,368,143
CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]		1,548,750	1,540,755
CPS Auto Receivables Trust:
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]		1,342,101	1,338,230
Series 2014-D, Cl. A, 1.49%, 4/15/19[1]		2,760,000	2,753,988
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		316,655	318,508
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]		1,981,481	1,982,243
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		2,129,316	2,147,969
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		935,000	946,605
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		2,210,000	2,233,353
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		1,785,000	1,782,672
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]		900,000	900,143
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		210,000	211,608
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		1,640,000	1,662,433
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		1,145,000	1,144,855
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		1,145,000	1,137,461
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		385,862	385,329
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		540,000	528,913
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		960,000	992,452
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		840,000	845,537

1   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Asset-Backed Securities (Continued)
First Investors Auto Owner Trust: (Continued)
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		$620,000	$622,430
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]		645,000	644,586
Flagship Credit Auto Trust, Series 2014-2, Cl. A, 1.43%, 12/16/19[1]		1,341,867	1,340,585
Greenpoint Manufactured Housing, Series 2000-3, Cl. IM1, 9.01%, 6/20/31[2]		103,970	4,275
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.158%, 1/25/23[2]	EUR	4,625,000	5,183,461
Harvest CLO IA SA:
Series I-X, Cl. C, 1.983%, 3/29/17[2]	EUR	46,433	56,181
Series I-X, Cl. D, 3.083%, 3/29/17[2]	EUR	1,875,000	2,267,844
Series I-X, Cl. E, 7.683%, 3/29/17[2]	EUR	1,875,000	2,232,364
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.679%, 12/14/22[2]	EUR	4,433,538	4,838,049
ICE EM CLO:
Series 2007-1A, Cl. B, 2.031%, 8/15/22[2,3]		21,000,000	19,542,600
Series 2007-1A, Cl. C, 3.331%, 8/15/22[2,3]		17,780,000	16,725,646
Series 2007-1A, Cl. D, 5.331%, 8/15/22[2,3]		17,780,000	16,396,716
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.47%, 10/25/19[1,2]		545,000	547,255
Santander Drive Auto Receivables Trust:
Series 2012-5, Cl. D, 3.30%, 9/17/18		1,830,000	1,885,375
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		2,990,000	2,990,138
Series 2013-1, Cl. D, 2.27%, 1/15/19		3,255,000	3,236,298
Series 2013-2, Cl. D, 2.57%, 3/15/19		3,740,000	3,789,172
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]		1,580,000	1,653,464
Series 2013-5, Cl. D, 2.73%, 10/15/19		1,655,000	1,660,730
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]		1,300,000	1,332,188
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]		1,220,000	1,264,539
Series 2014-4, Cl. D, 3.10%, 11/16/20		900,000	902,055
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		132,933	133,431
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		790,000	802,593
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.105%, 7/24/23[2]	EUR	2,351,729	2,632,028
TAL Advantage V LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]		540,454	536,985
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.288%, 8/27/22[2]	EUR	5,005,000	5,649,832
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		444,335	441,939
United Auto Credit Securitization Trust:
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		805,000	806,916
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]		780,000	768,583
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		740,000	733,068
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]		740,000	739,869

Total Asset-Backed Securities (Cost $158,436,410)			153,031,071

2   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations—15.8%
Government Agency—7.6%
FHLMC/FNMA/FHLB/Sponsored—7.5%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	$866,492	$960,156
5.50%, 9/1/39	2,593,760	2,901,375
6.00%, 1/1/19-7/1/24	1,799,869	1,972,220
6.50%, 4/1/18-6/1/35	1,217,818	1,384,570
7.00%, 8/1/21-3/1/35	1,645,248	1,912,052
7.50%, 1/1/32-2/1/32	2,239,718	2,735,160
8.50%, 8/1/31	112,787	137,422
10.00%, 5/1/20	54,972	61,432
12.00%, 6/1/17	358	359
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	19,070	19,915
10.50%, 5/1/20	39,172	44,040
11.50%, 10/1/16	726	731
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 7.875%, 4/1/27[4]	223,992	44,794
Series 192, Cl. IO, 3.706%, 2/1/28[4]	96,122	17,682
Series 205, Cl. IO, 8.652%, 9/1/29[4]	585,360	113,999
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	231,306	57,337
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	225,895	36,692
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	163,420	20,981
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	525,724	95,824
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	4,189,596	4,271,234
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K015, Cl. A1, 2.257%, 10/25/20	466,127	475,041
Series K040, Cl. A1, 2.768%, 4/25/24	4,462,426	4,580,163
Series K041, Cl. A1, 2.72%, 8/25/24	3,845,000	3,921,900
Series K503, Cl. A1, 1.384%, 1/25/19	5,862,588	5,822,661
Series K709, Cl. A1, 1.56%, 10/25/18	981,169	989,183
Series K717, Cl. A1, 2.342%, 2/25/21	2,970,000	3,031,439
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,902,399	2,117,788
Series 151, Cl. F, 9.00%, 5/15/21	3,254	3,630
Series 1590, Cl. IA, 1.211%, 10/15/23[2]	1,453,858	1,495,247
Series 1674, Cl. Z, 6.75%, 2/15/24	63,516	70,311
Series 2034, Cl. Z, 6.50%, 2/15/28	13,827	15,325
Series 2042, Cl. N, 6.50%, 3/15/28	16,525	18,391
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,458,857	1,631,700
Series 2053, Cl. Z, 6.50%, 4/15/28	11,854	13,138
Series 2116, Cl. ZA, 6.00%, 1/15/29	768,799	844,402
Series 2122, Cl. F, 0.611%, 2/15/29[2]	36,610	37,035
Series 2279, Cl. PK, 6.50%, 1/15/31	22,681	25,077
Series 2326, Cl. ZP, 6.50%, 6/15/31	194,033	217,268
Series 2344, Cl. FP, 1.111%, 8/15/31[2]	474,575	488,284
Series 2368, Cl. PR, 6.50%, 10/15/31	27,520	30,834
Series 2368, Cl. TG, 6.00%, 10/15/16	50,747	52,001
Series 2401, Cl. FA, 0.811%, 7/15/29[2]	66,211	67,336
Series 2412, Cl. GF, 1.111%, 2/15/32[2]	785,354	808,265
Series 2427, Cl. ZM, 6.50%, 3/15/32	905,395	1,016,497
Series 2451, Cl. FD, 1.161%, 3/15/32[2]	315,917	325,663

3   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2453, Cl. BD, 6.00%, 5/15/17	$20,711	$21,775
Series 2461, Cl. PZ, 6.50%, 6/15/32	118,136	132,205
Series 2464, Cl. FI, 1.161%, 2/15/32[2]	280,277	288,417
Series 2470, Cl. AF, 1.161%, 3/15/32[2]	509,704	525,443
Series 2470, Cl. LF, 1.161%, 2/15/32[2]	286,644	294,969
Series 2471, Cl. FD, 1.161%, 3/15/32[2]	419,752	432,048
Series 2475, Cl. FB, 1.161%, 2/15/32[2]	392,578	403,979
Series 2500, Cl. FD, 0.661%, 3/15/32[2]	162,847	165,085
Series 2517, Cl. GF, 1.161%, 2/15/32[2]	237,004	243,887
Series 2526, Cl. FE, 0.561%, 6/15/29[2]	171,975	173,719
Series 2551, Cl. FD, 0.561%, 1/15/33[2]	105,638	106,616
Series 2551, Cl. LF, 0.661%, 1/15/33[2]	38,982	39,309
Series 2564, Cl. MP, 5.00%, 2/15/18	61,644	64,740
Series 2585, Cl. HJ, 4.50%, 3/15/18	33,965	35,416
Series 2635, Cl. AG, 3.50%, 5/15/32	400,162	417,312
Series 2668, Cl. AZ, 4.00%, 9/15/18	172,709	179,273
Series 2676, Cl. KY, 5.00%, 9/15/23	834,148	903,310
Series 2707, Cl. QE, 4.50%, 11/15/18	329,578	346,752
Series 2770, Cl. TW, 4.50%, 3/15/19	81,543	86,055
Series 3010, Cl. WB, 4.50%, 7/15/20	14,699	15,541
Series 3025, Cl. SJ, 24.16%, 8/15/35[2]	623,260	884,369
Series 3465, Cl. HA, 4.00%, 7/15/17	37,562	37,871
Series 3617, Cl. DC, 4.00%, 7/15/27	52,176	52,323
Series 3741, Cl. PA, 2.15%, 2/15/35	1,151,104	1,172,724
Series 3815, Cl. BD, 3.00%, 10/15/20	52,953	54,317
Series 3822, Cl. JA, 5.00%, 6/15/40	871,097	916,162
Series 3840, Cl. CA, 2.00%, 9/15/18	36,168	36,663
Series 3848, Cl. WL, 4.00%, 4/15/40	1,478,185	1,516,354
Series 3857, Cl. GL, 3.00%, 5/15/40	31,973	32,723
Series 3917, Cl. BA, 4.00%, 6/15/38	863,396	898,943
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,255,054	1,259,752
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 0.00%, 3/15/28[4,5]	29,267	5,088
Series 2049, Cl. PL, 19.481%, 4/15/28[4]	170,739	29,989
Series 2074, Cl. S, 46.798%, 7/17/28[4]	151,119	34,701
Series 2079, Cl. S, 0.00%, 7/17/28[4,5]	271,991	63,881
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	166,356	47,993
Series 2526, Cl. SE, 24.884%, 6/15/29[4]	310,758	59,882
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	1,126,065	259,198
Series 2795, Cl. SH, 9.351%, 3/15/24[4]	2,213,960	301,928
Series 2920, Cl. S, 0.00% , 1/15/35[4,6]	2,011,401	323,073
Series 2922, Cl. SE, 4.02%, 2/15/35[4]	132,217	21,172
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	2,191,429	480,124
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	3,301,282	580,411
Series 3201, Cl. SG, 2.11%, 8/15/36[4]	927,457	151,495
Series 3397, Cl. GS, 12.11%, 12/15/37[4]	708,753	122,317
Series 3424, Cl. EI, 1.976%, 4/15/38[4]	381,444	43,527
Series 3450, Cl. BI, 6.511%, 5/15/38[4]	1,030,327	133,892
Series 3606, Cl. SN, 0.00%, 12/15/39[4,5]	539,509	96,374
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	1,447,804	97,241

4   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	$1,069,592	$62,647
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Nts.:
Series 2014-DN4, Cl. M3, 4.72%, 10/25/24[2]	13,185,000	13,022,792
Series 2014-HQ2, Cl. M3, 3.92%, 9/25/24[2]	16,320,000	14,919,010
Federal National Mortgage Assn.:
3.50%, 1/15/45[7]	38,705,000	40,330,716
4.00%, 1/25/45[7]	111,095,000	118,536,924
4.50%, 1/1/30-1/15/45[7]	122,232,000	132,545,064
5.00%, 1/1/45[7]	10,823,000	11,957,918
6.00%, 1/1/45[7]	4,060,000	4,604,646
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[4,5]	52,709,682	827,690
Series 2001-T3, Cl. IO, 0.00%, 11/25/40[4,5]	7,630,338	133,654
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	2,326,283	2,461,143
4.50%, 12/1/20	865,904	916,622
5.00%, 2/1/18-12/1/21	4,948,610	5,217,109
5.50%, 1/1/22-5/1/36	1,083,621	1,203,597
6.00%, 6/1/17-1/1/19	37,087	38,613
6.50%, 4/1/18-1/1/34	5,052,650	5,807,754
7.00%, 11/1/17-4/1/34	7,757,451	9,076,881
7.50%, 2/1/27-3/1/33	3,372,995	3,944,609
8.50%, 7/1/32	24,344	28,094
9.50%, 3/15/21	13,038	13,152
11.00%, 7/1/16-2/1/26	117,161	128,821
13.00%, 6/1/15	218	218
Federal National Mortgage Assn., Connecticut Avenue Securities, Series 2014-C03, Cl. 2M2, 3.07%, 7/25/24[2]	9,390,000	8,418,952
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 38.259%, 5/25/23[4]	250,218	40,854
Series 247, Cl. 2, 22.864%, 10/25/23[4]	117,500	28,745
Series 252, Cl. 2, 26.522%, 11/25/23[4]	30,953	5,129
Series 254, Cl. 2, 10.99%, 1/25/24[4]	86,475	12,588
Series 301, Cl. 2, 0.00%, 4/25/29[4,5]	279,975	48,175
Series 303, Cl. IO, 31.762%, 11/25/29[4]	261,531	48,851
Series 313, Cl. 2, 5.513%, 6/25/31[4]	2,264,363	324,462
Series 319, Cl. 2, 0.898%, 2/25/32[4]	761,837	130,947
Series 321, Cl. 2, 0.643%, 4/25/32[4]	1,310,897	228,035
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	575,214	100,218
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	517,694	61,668
Series 331, Cl. 5, 0.00%, 2/25/33[4,5]	1,172,730	261,724
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	2,273,140	523,181
Series 334, Cl. 10, 0.00%, 2/25/33[4,5]	961,780	210,416
Series 334, Cl. 12, 0.00%, 3/25/33[4,5]	1,385,943	302,027
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	2,914,896	532,194
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	789,436	156,132
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	375,124	61,552
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	638,975	104,003
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	478,107	89,114
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	229,254	36,626
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	32,060	5,571

5   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	$79,856	$89,538
Series 1997-45, Cl. CD, 8.00%, 7/18/27	689,065	795,122
Series 1998-58, Cl. PC, 6.50%, 10/25/28	421,323	469,494
Series 1999-14, Cl. MB, 6.50%, 4/25/29	22,964	25,440
Series 1999-54, Cl. LH, 6.50%, 11/25/29	822,289	905,697
Series 2001-19, Cl. Z, 6.00%, 5/25/31	312,697	340,198
Series 2001-44, Cl. QC, 6.00%, 9/25/16	33,531	34,544
Series 2001-51, Cl. OD, 6.50%, 10/25/31	122,181	133,888
Series 2001-65, Cl. F, 0.77%, 11/25/31[2]	542,576	551,378
Series 2001-69, Cl. PF, 1.17%, 12/25/31[2]	673,866	693,608
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	759,212	824,666
Series 2002-12, Cl. PG, 6.00%, 3/25/17	230,969	239,761
Series 2002-19, Cl. PE, 6.00%, 4/25/17	96,622	99,558
Series 2002-21, Cl. PE, 6.50%, 4/25/32	763,319	857,284
Series 2002-29, Cl. F, 1.17%, 4/25/32[2]	297,948	306,665
Series 2002-60, Cl. FH, 1.17%, 8/25/32[2]	567,654	584,236
Series 2002-64, Cl. FJ, 1.17%, 4/25/32[2]	91,577	94,256
Series 2002-68, Cl. FH, 0.662%, 10/18/32[2]	191,085	193,517
Series 2002-81, Cl. FM, 0.67%, 12/25/32[2]	371,506	376,008
Series 2002-84, Cl. FB, 1.17%, 12/25/32[2]	61,707	63,515
Series 2002-9, Cl. PC, 6.00%, 3/25/17	260,706	271,575
Series 2003-100, Cl. PA, 5.00%, 10/25/18	977,232	1,032,219
Series 2003-11, Cl. FA, 1.17%, 9/25/32[2]	84,206	86,673
Series 2003-112, Cl. AN, 4.00%, 11/25/18	336,329	349,800
Series 2003-116, Cl. FA, 0.57%, 11/25/33[2]	194,371	195,662
Series 2003-119, Cl. FK, 0.67%, 5/25/18[2]	1,741,666	1,751,969
Series 2003-28, Cl. KG, 5.50%, 4/25/23	2,705,068	2,973,830
Series 2003-84, Cl. GE, 4.50%, 9/25/18	69,188	72,287
Series 2004-101, Cl. BG, 5.00%, 1/25/20	839,743	867,826
Series 2004-25, Cl. PC, 5.50%, 1/25/34	178,989	189,493
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,405,680
Series 2005-71, Cl. DB, 4.50%, 8/25/25	1,729,943	1,853,745
Series 2006-11, Cl. PS, 23.945%, 3/25/36[2]	627,699	898,219
Series 2006-46, Cl. SW, 23.578%, 6/25/36[2]	902,494	1,277,588
Series 2008-14, Cl. BA, 4.25%, 3/25/23	467,270	488,645
Series 2008-75, Cl. DB, 4.50%, 9/25/23	702,784	735,326
Series 2009-113, Cl. DB, 3.00%, 12/25/20	1,385,004	1,423,650
Series 2009-114, Cl. AC, 2.50%, 12/25/23	305,041	310,063
Series 2009-36, Cl. FA, 1.11%, 6/25/37[2]	756,447	776,431
Series 2009-70, Cl. NT, 4.00%, 8/25/19	29,297	30,354
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,380,884	1,430,707
Series 2010-43, Cl. KG, 3.00%, 1/25/21	332,712	342,566
Series 2011-122, Cl. EC, 1.50%, 1/25/20	1,098,851	1,106,038
Series 2011-15, Cl. DA, 4.00%, 3/25/41	779,272	813,619
Series 2011-3, Cl. EL, 3.00%, 5/25/20	2,290,582	2,355,254
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,639,518	1,795,883
Series 2011-38, Cl. AH, 2.75%, 5/25/20	38,523	39,445
Series 2011-6, Cl. BA, 2.75%, 6/25/20	899,373	927,189
Series 2011-69, Cl. EA, 3.00%, 11/25/29	819,046	832,908
Series 2011-82, Cl. AD, 4.00%, 8/25/26	748,099	779,199
Series 2011-88, Cl. AB, 2.50%, 9/25/26	567,118	578,763
Series 2012-20, Cl. FD, 0.57%, 3/25/42[2]	3,086,868	3,102,197

6   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 20.037%, 11/18/31[4]	$615,860	$116,662
Series 2001-63, Cl. SD, 12.611%, 12/18/31[4]	19,476	4,588
Series 2001-68, Cl. SC, 5.53%, 11/25/31[4]	12,332	2,391
Series 2001-81, Cl. S, 17.302%, 1/25/32[4]	173,093	37,619
Series 2002-28, Cl. SA, 27.14%, 4/25/32[4]	146,817	27,997
Series 2002-38, Cl. SO, 37.867%, 4/25/32[4]	163,220	28,700
Series 2002-39, Cl. SD, 29.862%, 3/18/32[4]	253,945	57,019
Series 2002-48, Cl. S, 22.792%, 7/25/32[4]	230,191	44,711
Series 2002-52, Cl. SL, 24.454%, 9/25/32[4]	139,964	27,555
Series 2002-53, Cl. SK, 29.091%, 4/25/32[4]	158,298	34,727
Series 2002-56, Cl. SN, 24.32%, 7/25/32[4]	315,696	70,291
Series 2002-65, Cl. SC, 54.997%, 6/25/26[4]	567,585	130,483
Series 2002-77, Cl. IS, 33.475%, 12/18/32[4]	278,077	63,541
Series 2002-77, Cl. SH, 27.653%, 12/18/32[4]	244,778	48,118
Series 2002-89, Cl. S, 99.999%, 1/25/33[4]	1,651,878	456,972
Series 2002-9, Cl. MS, 19.503%, 3/25/32[4]	251,342	51,168
Series 2003-13, Cl. IO, 5.664%, 3/25/33[4]	1,251,814	241,643
Series 2003-26, Cl. DI, 6.218%, 4/25/33[4]	852,393	150,567
Series 2003-26, Cl. IK, 8.941%, 4/25/33[4]	149,380	26,386
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	750,701	162,978
Series 2003-4, Cl. S, 23.909%, 2/25/33[4]	373,201	77,474
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	132,383	17,918
Series 2004-56, Cl. SE, 8.064%, 10/25/33[4]	837,562	142,094
Series 2005-12, Cl. SC, 6.002%, 3/25/35[4]	66,257	11,023
Series 2005-14, Cl. SE, 27.923%, 3/25/35[4]	480,819	74,436
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	2,913,133	572,938
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	1,285,409	261,182
Series 2005-52, Cl. JH, 2.257%, 5/25/35[4]	1,420,167	249,037
Series 2006-90, Cl. SX, 0.00 , 9/25/36[4,6]	2,726,008	496,854
Series 2007-88, Cl. XI, 24.17%, 6/25/37[4]	5,358,855	737,049
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	385,463	53,123
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	634,740	43,059
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	1,901,305	123,019
Series 2012-40, Cl. PI, 0.889%, 4/25/41[4]	5,293,628	858,472
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	489
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[4,5]	5,051,718	53,636
Series 1995-2B, Cl. 2IO, 6.398%, 6/15/25[4]	424,372	11,373
Series 1995-3, Cl. 1IO, 6.756%, 9/15/25[4]	13,547,100	81,568

		483,407,766
GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	648,352	710,027
8.00%, 1/15/28-9/15/28	370,033	401,790
12.50%, 11/15/15	3,246	3,263
13.00%, 10/15/15	210	211
Government National Mortgage Assn. II Pool:
1.625%, 7/20/27[2]	3,958	4,108
7.00%, 1/20/30	106,866	127,129

7   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn. II Pool: (Continued)
11.00%, 10/20/19	$1,745	$1,780
12.00%, 9/20/15	1,472	1,490
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 52.089%, 3/16/28[4]	354,559	79,721
Series 2007-17, Cl. AI, 12.917%, 4/16/37[4]	1,710,977	352,783
Series 2011-52, Cl. HS, 9.159%, 4/16/41[4]	3,090,603	651,976
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	3,177,161	3,729,930
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,571,695	1,819,480
Series 2000-7, Cl. Z, 8.00%, 1/16/30	1,310,287	1,505,888

		9,389,576
Non-Agency—8.2%
Commercial—6.9%
Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.455%, 7/20/36[2]	2,880,000	2,679,961
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.24%, 9/26/35[1,2]	452,174	461,307
Series 2012-RR2, Cl. 6A3, 2.691%, 9/26/35[1,2]	1,559,541	1,567,097
Series 2012-RR6, 2.404%, 11/26/36[1]	583,288	584,939
Series 2013-RR2, Cl. 5A2, 2.629%, 3/26/36[1,2]	11,426,510	9,570,285
Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.58%, 3/25/35[2]	807,846	818,092
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg.
Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5]	523,113	22,433
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	3,774,687	3,725,445
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.458%, 4/10/46[1,2]	11,050,000	10,654,233
Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8, Cl. 7A2, 2.612%, 3/25/36[1,2]	30,000,000	26,832,531
Series 2012-8, Cl. 1A1, 2.71%, 10/25/35[1,2]	2,804,652	2,832,381
Series 2014-8, Cl. 1A2, 0.446%, 7/20/36[2,3]	1,635,000	1,362,159
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.575%, 10/15/45[1,2]	250,000	250,891
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[1,2]	6,185,000	6,123,200
Series 2013-CR6, Cl. D, 4.174%, 3/10/46[1,2]	5,435,000	5,143,458
Series 2013-CR7, Cl. D, 4.354%, 3/10/46[1,2]	8,470,000	8,025,850
Series 2013-CR9, Cl. D, 4.259%, 7/10/45[1,2]	7,315,000	6,962,501
Series 2013-LC13, Cl. D, 5.048%, 8/10/46[1,2]	11,354,000	11,446,263
Series 2014-UBS3, Cl. D, 4.815%, 6/10/47[1,2]	20,455,000	19,180,715
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	9,691,064	917,002
Commercial Mortgage Trust, Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	2,005,000	2,104,569
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.467%, 2/15/39[2]	2,475,000	2,574,957
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	2,150,000	2,205,413
CSMC, Series 2009-13R, Cl. 4A1, 2.618%, 9/26/36[1,2]	89,246	90,044
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,2]	360,000	391,624
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.385%, 7/22/36[1,2]	920,000	785,208

8   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust:
Series 2012-K501, Cl. C, 3.458%, 11/25/46[1,2]	$125,000	$127,021
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,2]	7,350,000	7,137,526
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	3,660,000	3,546,053
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	5,710,000	5,386,069
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	5,590,000	5,256,584
Series 2013-K502, Cl. C, 3.195%, 3/25/45[1,2]	630,000	626,534
Series 2013-K712, Cl. C, 3.368%, 5/25/45[1,2]	660,000	652,275
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	420,000	410,037
Series 2014-K715, Cl. C, 4.124%, 2/25/46[1,2]	25,000	24,887
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.312%, 11/10/45[2]	2,975,000	2,997,591
GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.646%, 6/10/47[1,2]	4,577,000	4,265,780
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.226%, 7/25/35[2]	776,750	770,250
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.425%, 12/15/47[1,2]	9,115,000	8,941,842
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	9,868,000	10,127,770
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	1,310,000	1,374,086
Series 2007-CB18, Cl. AJ, 5.502%, 6/12/47[2]	14,940,000	14,942,592
Series 2013-C10, Cl. D, 4.159%, 12/15/47[2]	15,932,000	15,321,008
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.576%, 7/25/35[2]	361,285	360,433
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.618%, 9/26/36[1,2]	338,859	339,801
Series 2009-5, Cl. 1A2, 2.607%, 7/26/36[1,2]	19,261,711	16,676,423
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Cl. D, 4.561%, 8/15/46[1,2]	8,445,000	8,248,143
Series 2013-C15, Cl. D, 5.081%, 11/15/45[1,2]	3,755,000	3,789,204
Series 2014-C21, Cl. D, 4.661%, 8/15/47[2]	14,850,000	14,071,444
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	114,009	99,374
Merrill Lynch Mortgage Trust, Series 2006-C1, Cl. AJ, 5.677%, 5/12/39[2]	16,165,000	16,268,246
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.662%, 11/15/45[1,2]	8,182,000	8,206,980
Series 2013-C12, Cl. D, 4.769%, 10/15/46[1,2]	7,630,000	7,503,334
Series 2013-C13, Cl. D, 4.895%, 11/15/46[1,2]	430,000	423,613
Series 2013-C7, Cl. D, 4.302%, 2/15/46[1,2]	16,006,000	15,471,055
Series 2013-C8, Cl. D, 4.171%, 12/15/48[1,2]	7,218,000	6,917,096
Series 2014-C14, Cl. D, 4.834%, 2/15/47[1,2]	9,810,000	9,526,658
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,707,000	2,885,429
Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 1.957%, 11/26/36[1,2]	12,851,342	9,110,554
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 1.957%, 11/26/36[1,2]	2,608,900	2,587,242
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.362%, 6/26/46[1,2]	435,280	439,915
RALI Trust, Series 2005-QA4, Cl. A32, 3.056%, 4/25/35[2]	138,013	20,663
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.391%, 8/25/34[2]	18,593,082	18,366,711

9   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 4.889%, 5/10/63[1,2]	$11,597,194	$11,568,044
Series 2013-C5, Cl. D, 4.092%, 3/10/46[1,2]	13,830,000	12,984,088
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.913%, 4/25/47[2]	1,424,480	1,094,969
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.611%, 2/25/35[2]	5,910,614	5,953,780
Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[2]	3,111,888	3,169,134
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[2]	13,505,809	12,881,247
Series 2006-8, Cl. A15, 6.00%, 7/25/36	7,049,852	7,086,540
Series 2006-AR7, Cl. 2A4, 2.613%, 5/25/36[2]	5,159,096	4,898,010
Series 2007-AR3, Cl. A4, 5.702%, 4/25/37[2]	4,186,446	4,115,712
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.458%, 12/15/45[1,2]	375,000	366,063
Series 2012-C7, Cl. E, 4.845%, 6/15/45[1,2]	7,300,000	7,352,899
Series 2012-C8, Cl. E, 4.876%, 8/15/45[1,2]	7,853,000	7,982,523
Series 2013-C11, Cl. D, 4.182%, 3/15/45[1,2]	4,162,000	3,994,752
Series 2013-C15, Cl. D, 4.483%, 8/15/46[1,2]	12,358,996	11,908,307
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	23,650,286	1,290,277

		447,179,126
Multi-Family—0.3%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.334%, 6/25/36[2]	11,988,556	11,049,325
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.613%, 9/25/35[2]	1,329,574	1,304,033
Series 2006-AR2, Cl. 2A3, 2.612%, 3/25/36[2]	8,258,119	8,192,496

		20,545,854
Residential—1.0%
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	2,660,879	2,423,092
Series 2007-C, Cl. 1A4, 5.293%, 5/20/36[2]	4,295,839	4,167,092
Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.73%, 2/25/33[2]	16,651	15,204
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	3,072,955	2,937,997
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	3,265,537	3,440,312
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.672%, 5/25/35[2]	4,331,178	4,325,391
Series 2005-3, Cl. 2A4, 2.709%, 8/25/35[2]	7,623,253	6,516,676
Series 2006-AR2, Cl. 1A2, 2.626%, 3/25/36[2]	10,049,859	9,697,627
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.391%, 12/15/35[2]	234,518	203,463
Series 2006-H, Cl. 2A1A, 0.311%, 11/15/36[2]	104,430	75,714
GSR Mortgage Loan Trust:
Series 2005-AR6, Cl. 1A4, 2.655%, 9/25/35[2]	9,207,628	9,316,509
Series 2006-5F, Cl. 2A1, 6.00%, 6/25/36	705,406	671,482
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	2,011,290	2,050,894
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.27%, 8/25/36[2]	4,489,868	2,225,109
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.519%, 12/25/34[2]	154,267	152,932

10   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Residential (Continued)
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[3,8]		$4,912,783	$746,743
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33		4,028	4,069
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36		108,626	87,512
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35		8,399,215	8,026,945
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.419%, 10/25/33[2]		232,861	238,451
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.724%, 10/25/36[2]		4,872,712	4,744,545

			62,067,759

Total Mortgage-Backed Obligations (Cost $995,467,840)			1,022,590,081

U.S. Government Obligations—2.0%
Federal National Mortgage Assn. Nts., 1%, 9/27/17		2,260,000	2,253,010
United States Treasury Bond Strips, 0.905%, 8/15/16[9]		11,000,000	10,902,309
United States Treasury Nts.:
1.00%, 12/15/17		9,750,000	9,728,286
1.375%, 9/30/18[10,11]		75,256,000	75,173,670
2.00%, 9/30/20[11]		29,428,000	29,718,837
2.50%, 8/15/23[11]		2,703,000	2,788,631

Total U.S. Government Obligations (Cost $130,194,347)			130,564,743

Foreign Government Obligations—13.7%
Angola—0.0%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		2,235,000	2,231,406

Brazil—0.8%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		3,030,000	3,007,275
Federative Republic of Brazil International Bonds:
4.25%, 1/7/25		7,785,000	7,794,731
5.625%, 1/7/41		4,130,000	4,470,725
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills, 10.847%, 4/1/15[9]	BRL	42,190,000	15,428,697
Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts., 4.875%, 1/22/21		6,090,000	6,501,075
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 13.288%, 8/15/50	BRL	14,150,000	13,041,844

			50,244,347

China—0.1%
Export-Import Bank of China (The) Sr. Unsec. Nts., 3.625%, 7/31/24[1]		6,745,000	6,824,517

Colombia—1.0%
Republic of Colombia Bonds, 7.375%, 9/18/37		1,340,000	1,815,700
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		5,685,000	5,827,125
4.375%, 7/12/21		6,820,000	7,229,200
5.625%, 2/26/44		4,120,000	4,655,600
8.125%, 5/21/24		3,140,000	4,184,050

11   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Colombia (Continued)
Republic of Colombia Sr. Unsec. Nts.: (Continued)
Series B, 10.00%, 7/24/24	COP	86,150,000,000	$43,305,193

			67,016,868

Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		8,765,000	9,124,365
6.375%, 3/24/21[1]		1,430,000	1,569,425
6.75%, 11/5/19[1]		865,000	951,500

			11,645,290
Dominican Republic—0.2%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		4,065,000	4,051,423
Dominican Republic Sr. Unsec. Bonds:
5.875%, 4/18/24[1]		1,240,000	1,271,000
6.60%, 1/28/24[1]		3,490,000	3,725,575
7.45%, 4/30/44[1]		1,565,000	1,719,012

			10,767,010

Ecuador—0.0%
Republic of Ecuador Sr. Unsec. Bonds, 7.95%, 6/20/24[1]		1,685,000	1,449,100

Egypt—0.0%
Arab Republic of Egypt Bonds, 6.875%, 4/30/40[1]		855,000	882,787
Gabon—0.0%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		3,285,000	3,137,175

Greece—0.8%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	3,055,000	3,179,127
Hellenic Republic Sr. Unsec. Bonds:
5.20%, 7/17/34	EUR	17,505,000	14,183,417
6.14%, 4/14/28	EUR	19,480,000	16,241,423
Hellenic Republic Sr. Unsec. Nts., 3.80%, 8/8/17	JPY	2,622,000,000	17,995,856

			51,599,823

Hungary—0.4%
Hungary Sr. Unsec. Bonds, 8%, 2/12/15	HUF	570,000,000	2,191,924
Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23		4,955,000	5,363,787
5.375%, 3/25/24		2,785,000	3,021,725
7.625%, 3/29/41		1,170,000	1,561,365
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	1,182,000,000	5,530,125
Series 23/A, 6.00%, 11/24/23	HUF	1,538,000,000	6,988,245

			24,657,171
India—1.0%
Republic of India Sr. Unsec. Bonds: 7.28%, 6/3/19	INR	2,592,000,000	39,718,240

12   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
India (Continued)
Republic of India Sr. Unsec. Bonds (Continued)
8.83%, 11/25/23	INR	1,699,000,000	$28,368,838

			68,087,078

Indonesia—1.4%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		2,800,000	2,901,500
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[1]		1,830,000	1,843,725
6.125%, 3/15/19[1]		6,355,000	7,054,050
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		3,130,000	2,973,500
4.625%, 4/15/43[1]		1,625,000	1,513,281
4.875%, 5/5/21[1]		7,805,000	8,283,056
5.375%, 10/17/23[1]		2,655,000	2,907,225
5.875%, 1/15/24[1]		3,715,000	4,207,238
6.75%, 1/15/44[1]		1,070,000	1,326,800
11.625%, 3/4/19[1]		1,690,000	2,241,362
Republic of Indonesia Treasury Bonds, 8.375%, Series FR70, 3/15/24	IDR	634,000,000,000	53,611,982

			88,863,719

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		12,175,000	11,744,809

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[1]		1,685,000	1,710,275
6.875%, 6/24/24[1]		3,530,000	3,715,325

			5,425,600

Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[1]		3,665,000	4,118,544

Lebanon—0.1%
Lebanese Republic International Bonds:
5.45%, 11/28/19		1,510,000	1,518,305
6.00%, 1/27/23		910,000	917,007
6.10%, 10/4/22		1,925,000	1,968,312
6.60%, 11/27/26		2,155,000	2,235,813

			6,639,437

Lithuania—0.2%
Republic of Lithuania Sr. Unsec. Bonds, 6.125%, 3/9/21[1]		8,430,000	9,847,336

Mexico—2.4%
United Mexican States Bonds, 3.60%, 1/30/25		5,380,000	5,388,070
United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	565,100,000	40,254,616
Series M, 8.00%, 12/7/23	MXN	468,800,000	36,581,636
Series M10, 8.50%, 12/13/18	MXN	902,700,000	69,001,736
Series M20, 4.75%, 3/8/44		1,305,000	1,366,988

			152,593,046

13   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[1]		$4,140,000	$4,280,884
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		3,435,000	3,495,113

			7,775,997

Panama—0.2%
Republic of Panama Sr. Unsec. Bonds:
4.00%, 9/22/24		1,840,000	1,899,800
5.20%, 1/30/20		3,135,000	3,472,012
6.70%, 1/26/36		1,970,000	2,556,075
9.375%, 4/1/29		1,750,000	2,664,375

			10,592,262

Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[1]		3,800,000	4,066,000

Peru—0.1%
Republic of Peru Sr. Unsec. Bonds:
5.625%, 11/18/50		2,710,000	3,204,575
7.35%, 7/21/25		3,345,000	4,457,212

			7,661,787

Philippines—0.3%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		5,995,000	7,875,931
6.375%, 10/23/34		7,395,000	9,927,788

			17,803,719

Poland—0.3%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		13,250,000	13,228,190
5.125%, 4/21/21		5,715,000	6,442,520

			19,670,710

Portugal—0.1%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec.
Bonds, 4.75%, 6/14/19	EUR	7,015,000	9,686,839

Romania—0.3%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[1]		2,405,000	2,633,475
6.125%, 1/22/44[1]		3,375,000	4,096,406
6.75%, 2/7/22[1]		9,735,000	11,753,845

			18,483,726

Russia—0.1%
Russian Federation Sr. Unsec. Bonds, 4.875%, 9/16/23[1]		5,360,000	4,802,560
Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		4,260,000	3,982,035

			8,784,595

Senegal—0.0%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		2,410,000	2,308,057

Serbia—0.1%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		4,420,000	4,561,440

14   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Serbia (Continued)
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		$4,685,000	$4,907,538

			9,468,978

South Africa—0.5%
Republic of South Africa Sr. Unsec. Bonds:
5.375%, 7/24/44		3,670,000	3,883,319
5.875%, 9/16/25		6,620,000	7,475,635
Republic of South Africa Unsec. Bonds, 10.50%, Series R186, 12/21/26	ZAR	215,000,000	22,368,345

			33,727,299

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		3,025,000	3,104,406
6.00%, 1/14/19[1]		3,400,000	3,544,500
6.25%, 10/4/20[1]		3,805,000	4,000,006
Democratic Socialist Republic of Sri Lanka Unsec. Bonds, 7.40%, 1/22/15[1]		2,440,000	2,443,050

			13,091,962

Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.329%, 3/9/20[2]		4,305,000	4,519,075

Turkey—2.0%
Republic of Turkey Bonds:
4.875%, 4/16/43		2,215,000	2,217,392
10.50%, 1/15/20	TRY	233,950,000	111,331,760
Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	3,130,000	4,151,332
6.25%, 9/26/22		6,705,000	7,668,844
6.625%, 2/17/45		1,020,000	1,256,895
6.875%, 3/17/36		2,745,000	3,403,800

			130,030,023

Ukraine—0.0%
Ukraine International Bonds, 7.80%, 11/28/22[1]		1,980,000	1,227,600

United Arab Emirates—0.0%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		1,855,000	1,710,562

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		4,295,000	4,370,162

Venezuela—0.1%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
7.75%, 10/13/19		1,595,000	716,155
8.25%, 10/13/24		1,010,000	444,400
13.625%, 8/15/18[1]		6,840,000	3,474,720

			4,635,275

15   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Vietnam—0.0%
Socialist Republic of Vietnam Bonds, 4.80%, 11/19/24[1]	$2,475,000	$2,555,438

Total Foreign Government Obligations (Cost $939,513,323)		889,945,129

Corporate Loans—3.8%
Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 3/11/22[2]	4,160,000	3,931,200
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[2]	2,451,682	2,301,517
Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[2,7]	3,620,112	3,264,889
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[2]	6,835,000	6,783,738
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[2]	17,905,078	17,860,315
AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[2]	3,550,000	3,514,500
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[2]	5,605,000	5,530,269
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[2]	3,105,000	3,058,425
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[2]	2,915,000	2,310,137
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 9.75%, 1/29/18[2]	3,283,500	2,912,465
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]	13,269,052	12,594,546
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[2]	3,196,935	2,967,820
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.919%, 1/30/19[2]	18,144,571	17,140,959
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.819%, 1/29/16[2]	92,105	91,155
Tranche E, 7.669%, 7/30/19[2]	3,511,153	3,375,096
Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/9/22[2]	5,675,000	5,646,625
CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[2]	7,030,000	7,201,356
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[2,7]	3,950,000	3,397,000
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[2]	5,650,000	5,692,375
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[2]	2,513,861	2,328,464
Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[2]	8,500,000	8,478,750
Entegra TC LLC, Sr. Sec. Credit Facilities Exit 3rd Lien Term Loan, 9.25%, 10/3/20[2,13]	5,061,948	4,884,780
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[2]	5,677,764	5,663,569
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[2,7]	2,762,129	2,034,308

16   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 9/5/22[2]	$2,120,000	$2,014,000
GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[2]	7,040,000	6,952,000
Internet Brands, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/8/22[2]	6,380,000	6,268,350
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/9/20[2]	4,736,200	4,718,439
IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 5/10/21[2]	2,595,000	2,698,800
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[2]	3,034,162	3,119,498
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/7/23[2]	4,410,000	4,299,750
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[2]	4,325,000	4,341,219
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[2]	10,720,000	10,291,200
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]	10,765,000	8,773,475
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[2]	3,958,701	3,483,657
Orchard Acquisition Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[2]	1,067,074	1,059,071
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2,7]	12,760,000	9,697,600
Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/25/21[2]	5,285,000	5,258,575
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 0.00%, 5/20/18[2,8,13]	5,285,760	26,434
Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/2/22[2]	5,630,000	5,587,775
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/21/21[2]	5,635,000	5,146,631
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[2]	6,186,858	5,757,645
RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[2]	2,180,000	1,870,032
Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[2]	4,470,000	4,179,450
Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 11/25/20[2]	17,824,000	12,877,840
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[2]	7,275,000	6,947,625

Total Corporate Loans (Cost $267,861,932)		248,333,324

Corporate Bonds and Notes—50.9%
Consumer Discretionary—9.5%
Auto Components—1.2%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	7,875,000	8,150,625
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]	11,470,000	11,042,169

17   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Auto Components (Continued)
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,410,000	$4,331,180
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,430,000	8,225,807
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		10,060,000	10,713,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		12,140,000	12,253,812
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		8,810,000	8,832,025
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22[1]		11,075,000	11,462,625

			75,012,143
Automobiles—0.4%
Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[1]		4,390,000	4,455,389
Geely Automobile Holdings Ltd., 5.25% Sr. Unsec. Nts.,
10/6/19[1]		610,000	593,225
General Motors Co., 5% Sr. Unsec. Nts., 4/1/35		8,715,000	9,103,602
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		6,210,000	6,559,313
Volkswagen International Finance NV, 3.875% Jr. Sub.
Perpetual Bonds[2,12]	EUR	3,485,000	4,490,793

			25,202,322
Diversified Consumer Services—0.1%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		9,050,000	8,591,844
Hotels, Restaurants & Leisure—1.8%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		6,895,000	7,101,850
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		2,770,000	2,853,100
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21[1]		5,175,000	4,735,125
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[1]		5,690,000	5,035,650
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		5,045,000	5,070,225
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		9,480,000	9,503,700
GTECH SpA, 8.25% Jr. Sub. Nts., 3/31/66[1,2]	EUR	4,926,000	6,489,719
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19		9,245,000	9,614,800
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		12,985,000	13,829,025
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		7,415,000	6,970,100
MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21		6,385,000	6,736,175
6.75% Sr. Unsec. Nts., 10/1/20		5,060,000	5,325,650
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		7,527,100	8,185,721
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		4,255,000	4,308,187
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		4,035,000	4,045,088
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		5,655,000	5,852,925
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[3,8]		14,750,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP
Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		4,285,000	3,920,775
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		6,380,000	6,938,250

			116,516,065

18   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Household Durables—0.6%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		$990,000	$958,419
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19		8,860,000	9,291,925
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		3,295,000	3,451,512
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[1]		3,725,000	3,569,016
9.125% Sec. Nts., 11/15/20[3]		5,740,000	6,141,800
KB Home, 7% Sr. Unsec. Nts., 12/15/21		5,900,000	6,220,813
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		9,805,000	10,589,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.625% Sr. Unsec. Nts., 3/1/24[1]		834,000	808,980

			41,031,865
Media—3.6%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		13,855,000	13,577,900
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		5,345,000	5,238,100
Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	12,665,000	15,567,101
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		10,973,000	12,125,165
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23		6,025,000	6,122,906
CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 12/1/24		20,575,000	20,857,906
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		5,415,000	5,489,456
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24[1]		7,810,000	7,868,575
6.75% Sr. Unsec. Nts., 6/1/21		2,985,000	3,216,337
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		4,185,000	4,310,550
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		3,565,000	3,885,850
Gannett Co., Inc.:
5.125% Sr. Unsec. Nts., 7/15/20		5,225,000	5,355,625
5.50% Sr. Unsec. Nts., 9/15/24[1]		1,420,000	1,427,100
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		13,360,000	13,827,600
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		2,625,000	2,595,469
LIN Television Corp., 5.875% Sr. Unsec. Nts., 11/15/22[1]		6,955,000	6,902,837
Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[1]		3,140,000	3,446,150
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20		6,950,000	7,245,375
Numericable-SFR, 6% Sr. Sec. Nts., 5/15/22[1]		18,065,000	18,186,939
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		5,450,000	5,436,375
5.625% Sr. Unsec. Nts., 8/1/24[1]		3,555,000	3,457,238
6.125% Sr. Unsec. Nts., 10/1/22		8,300,000	8,486,750
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]		4,785,000	5,119,950
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	8,440,000	11,195,275
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]		9,975,000	10,960,031
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		9,860,000	10,772,050
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	GBP	2,430,000	4,128,101
Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[1]	GBP	7,475,000	12,319,660
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		2,865,000	2,929,463

			232,051,834

19   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Multiline Retail—0.2%
Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[1]		$715,000	$759,687
8.75% Sr. Unsec. Nts., 10/15/21[1,13]		12,375,000	13,179,375
SACI Falabella, 4.375% Sr. Unsec. Nts., 1/27/25[1]		2,135,000	2,096,848

			16,035,910

Specialty Retail—1.2%
Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		12,155,000	10,453,300
Claire’s Stores, Inc., 8.875% Sr. Unsec. Nts., 3/15/19		16,160,000	13,170,400
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		8,390,000	8,452,925
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[1]		3,450,000	3,708,750
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		12,016,000	13,578,080
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		12,005,000	12,185,075
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20		2,560,000	2,745,600
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		5,665,000	5,962,412
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		10,105,000	10,155,525

			80,412,067

Textiles, Apparel & Luxury Goods—0.4%
American Achievement Corp., 10.875% Sec. Nts., 4/15/16[1]		3,970,000	3,811,200
Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[1]		2,125,000	2,047,969
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		17,195,000	17,195,000

			23,054,169
Consumer Staples—1.5%
Beverages—0.3%
Compania Brasileira de Aluminio, 4.75% Sr. Unsec. Nts.,
6/17/24[1]		7,945,000	7,756,306
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		6,855,000	6,957,825
Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[1]		2,240,000	2,401,947
5.75% Sr. Unsec. Nts., 4/7/21[1]		1,865,000	2,145,142

			19,261,220
Food & Staples Retailing—0.3%
BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[1,13]		10,385,000	7,840,675
Rite Aid Corp., 6.75% Sr. Unsec. Nts., 6/15/21		7,495,000	7,776,062
Walgreens Boots Alliance, Inc., 2.125% Sr. Unsec. Nts., 11/20/26	EUR	4,350,000	5,370,713

			20,987,450
Food Products—0.6%
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17[3,13]		9,901,536	7,030,091
BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[1]		2,160,000	2,103,300
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21		6,722,000	7,251,357
Gruma SAB de CV, 4.875% Sr. Unsec. Nts., 12/1/24[1]		1,555,000	1,613,312
HJ Heinz Co., 4.25% Sec. Nts., 10/15/20		6,720,000	6,804,000
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[1]		1,375,000	1,282,187
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]		1,205,000	1,183,913
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22		6,820,000	6,837,050

20   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]	$3,125,000	$3,210,938

		37,316,148

Household Products—0.1%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[1]	1,030,000	1,050,600
6.375% Sr. Unsec. Nts., 11/15/20	4,315,000	4,519,963

		5,570,563

Personal Products—0.1%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	7,340,000	7,376,700

Tobacco—0.1%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	7,890,000	8,333,813

Energy—7.4%
Energy Equipment & Services—1.0%
American Energy-Permian Basin LLC/AEPB Finance Corp., 7.125% Sr. Unsec. Nts., 11/1/20[1]	5,675,000	4,227,875
Compressco Partners LP/Compressco Finance, Inc., 7.25% Sr. Unsec. Nts., 8/15/22[1]	7,095,000	6,172,650
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[3]	4,330,000	4,265,050
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	4,820,000	4,241,600
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	4,575,000	2,767,875
GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[1]	2,095,000	2,125,937
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	7,270,000	6,506,650
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	3,495,000	2,621,250
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	7,405,000	6,997,725
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	4,250,000	3,846,250
Seadrill Ltd.:
6.125% Sr. Unsec. Nts., 9/15/17[1]	7,180,000	6,390,200
6.50% Sr. Unsec. Nts., 10/5/15	1,545,000	1,548,863
Seventy Seven Operating LLC, 6.625% Sr. Unsec. Nts., 11/15/19	720,000	550,800
Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[1]	4,325,000	4,543,992
Sinopec Group Overseas Development 2014 Ltd., 2.75% Sr. Unsec. Nts., 4/10/19[1]	5,310,000	5,300,346

		62,107,063

Oil, Gas & Consumable Fuels—6.4%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% Sr. Unsec. Nts., 3/15/24	2,060,000	2,096,050
6.125% Sr. Unsec. Nts., 7/15/22	4,205,000	4,488,837
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	5,555,000	5,568,887
Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21	1,805,000	534,731
8.00% Sec. Nts., 1/15/19[1]	5,290,000	2,962,400
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23	4,400,000	4,378,000

21   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.: (Continued)
6.625% Sr. Unsec. Nts., 10/1/20	$4,525,000	$4,626,812
Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[1]	2,125,000	1,816,875
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	7,525,000	6,885,375
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	2,130,000	2,060,775
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	8,195,000	7,088,675
California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20[1]	6,040,000	5,269,900
5.50% Sr. Unsec. Nts., 9/15/21[1]	8,655,000	7,443,300
6.00% Sr. Unsec. Nts., 11/15/24[1]	705,000	599,250
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	4,315,000	2,869,475
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	6,380,000	6,236,450
5.375% Sr. Unsec. Nts., 6/15/21	3,975,000	3,992,391
5.75% Sr. Unsec. Nts., 3/15/23	4,915,000	5,087,025
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	2,831,000	2,710,682
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24	5,235,000	4,894,725
8.50% Sr. Unsec. Nts., 12/15/19	1,790,000	1,870,550
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	3,960,000	4,171,246
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	8,280,000	8,360,316
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22[1]	4,785,000	4,473,975
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	1,185,000	1,057,612
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	1,700,000	1,636,250
6.125% Sr. Unsec. Nts., 3/1/22	6,195,000	5,947,200
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	1,855,000	1,854,251
Empresa Nacional del Petroleo:
4.375% Sr. Unsec. Nts., 10/30/24[1]	4,010,000	3,931,115
4.75% Sr. Unsec. Nts., 12/6/21[1]	2,150,000	2,187,634
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	3,545,000	3,615,900
7.50% Sr. Sec. Nts., 10/15/20	5,895,000	6,572,925
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	8,205,000	7,712,700
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	8,025,000	6,174,234
Gazprom OAO Via Gaz Capital SA:
4.30% Sr. Unsec. Nts., 11/12/15[1]	4,015,000	3,944,549
4.95% Sr. Unsec. Nts., 7/19/22[1]	3,185,000	2,595,775
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	5,155,000	4,819,925
Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	11,940,000	9,044,550
9.75% Sr. Unsec. Nts., 7/15/20	3,715,000	2,804,825
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[1]	4,515,000	4,311,825
KazMunayGas National Co. JSC, 5.75% Sr. Unsec. Nts., 4/30/43[1]	3,325,000	2,809,625

22   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	$5,210,000	$5,249,075
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	5,295,000	4,659,600
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	3,530,000	3,565,300
Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[1]	5,325,000	3,754,125
Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	10,110,000	8,568,225
8.625% Sr. Unsec. Nts., 4/15/20	4,180,000	3,657,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	6,695,000	6,477,412
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	23,685,000	21,730,987
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	4,705,000	3,787,525
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	4,365,000	2,226,150
Murray Energy Corp.:
8.625% Sr. Sec. Nts., 6/15/21[1]	2,225,000	2,136,000
9.50% Sr. Sec. Nts., 12/5/20[1]	8,840,000	8,884,200
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	3,990,000	3,910,200
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[1]	5,860,000	5,786,750
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]	2,860,000	2,145,000
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	7,750,000	7,091,250
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	6,395,000	6,530,715
5.45% Sr. Unsec. Nts., 10/14/21[1]	4,043,000	4,425,448
Pacific Rubiales Energy Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]	2,875,000	2,213,750
Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[1]	3,255,000	3,100,387
Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21	5,205,000	4,469,794
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	5,165,000	4,157,825
Petroleos de Venezuela SA, 6% Sr. Unsec. Nts., 11/15/26[1]	6,795,000	2,514,150
Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22	524,000	516,460
2.00% Sec. Nts., 12/20/22	2,604,000	2,571,726
3.50% Sr. Unsec. Nts., 1/30/23	5,445,000	5,221,755
5.50% Sr. Unsec. Nts., 6/27/44[1]	5,305,000	5,437,625
6.375% Sr. Unsec. Nts., 1/23/45	5,135,000	5,841,063
6.625% Sr. Unsec. Nts., 6/15/35	3,780,000	4,384,800
8.00% Sr. Unsec. Nts., 5/3/19	12,435,000	14,766,563
Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[1]	1,053,125	1,074,187
9.75% Sr. Unsec. Nts., 8/14/19[1]	1,690,000	2,002,650
Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[1]	3,250,000	4,217,886
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	3,395,000	3,411,975
5.00% Sr. Sub. Nts., 3/15/23	979,000	983,895
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	5,695,000	5,410,250

23   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22[1]		$4,705,000	$4,399,175
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21		4,820,000	4,434,882
Sabine Pass Liquefaction LLC, 5.75% Sr. Sec. Nts., 5/15/24		1,765,000	1,740,731
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[1]		3,855,000	3,247,838
7.75% Sr. Unsec. Nts., 6/15/21		5,315,000	4,969,525
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23		3,270,000	2,109,150
7.51% Sr. Unsec. Nts., 3/15/21		4,458,000	2,875,410
Seven Energy Ltd., 10.25% Sr. Sec. Nts., 10/11/21[1]		1,140,000	1,053,075
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		5,965,000	5,756,225
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		4,260,000	4,068,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125% Sr. Unsec. Nts., 11/15/19[1]		2,835,000	2,742,863
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		3,663,000	3,690,473
6.25% Sr. Unsec. Nts., 10/15/22[1]		2,805,000	2,812,013
Triangle USA Petroleum Corp., 6.75% Sr. Unsec. Nts., 7/15/22[1]		5,680,000	3,777,200
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		3,933,000	3,303,720
US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17[3]		5,695	4,385,150
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		6,620,000	6,156,600
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		2,845,000	2,660,075
6.00% Sr. Unsec. Nts., 1/15/22		4,125,000	3,990,938

			416,563,143

Financials—9.2%
Capital Markets—1.3%
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]		4,300,000	4,515,000
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]		5,300,000	5,644,500
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]		6,455,000	6,697,062
Deutsche Bank AG, 7.50% Jr. Sub. Perpetual Bonds[2,12]		2,415,000	2,324,437
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		9,435,000	9,446,794
Fermaca Enterprises S de RL de CV, 6.375% Sr. Sec. Nts., 3/30/38[1]		3,095,000	3,164,638
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		3,125,000	3,281,250
Is Yatirim Menkul Degerler AS, 9.786% Unsec. Nts., 2/24/15[9]	TRY	8,130,000	3,434,763
MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[1]		2,110,000	2,162,750
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18		1,450,000	1,388,375
7.875% Sr. Unsec. Nts., 10/1/20		6,795,000	6,557,175
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		7,075,000	7,587,938
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[1]		3,515,000	3,444,700

24   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Capital Markets (Continued)
Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19		$3,375,000	$3,315,938
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[2]		10,650,000	11,445,214
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		9,640,000	8,651,900

			83,062,434

Commercial Banks—3.9%
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[2,12]		450,000	482,625
Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		6,205,000	6,515,839
Banco Santander SA:
6.25% Jr. Sub. Perpetual Bonds[2,12]	EUR	760,000	891,704
6.375% Jr. Sub. Perpetual Bonds[2,12]		4,405,000	4,314,416
Barclays plc:
6.625% Jr. Sub. Perpetual Bonds[2,12]		1,340,000	1,285,136
7.00% Jr. Sub. Perpetual Bonds[2,12]	GBP	11,093,000	16,616,969
BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[2,12]	GBP	9,645,000	15,314,560
BPCE SA, 9% Jr. Sub. Perpetual Bonds[2,12]	EUR	5,965,000	7,326,102
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[3]		4,615,000	4,682,434
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		1,780,000	1,820,050
5.00% Sr. Unsec. Nts., 8/15/22		9,670,000	9,972,187
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		15,295,000	17,644,312
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		3,975,000	4,143,937
Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		3,175,000	3,189,745
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		2,955,000	2,927,040
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,12]		10,290,000	10,794,745
8.375% Jr. Sub. Perpetual Bonds[2,3,12]		5,595,000	6,476,212
Danske Bank:
5.684% Jr. Sub. Perpetual Bonds[2,12]	GBP	6,805,000	10,903,248
5.75% Jr. Sub. Perpetual Bonds[2,12]	EUR	445,000	545,561
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		2,070,000	2,080,598
Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[1]		2,515,000	2,616,103
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		6,855,000	6,649,350
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,12]	GBP	3,285,000	5,377,281
HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[2,12]		8,085,000	8,175,956
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		2,880,000	2,973,600
ICICI Bank Ltd. (Hong Kong), 5.75% Sr. Unsec. Nts., 11/16/20[1]		5,965,000	6,636,152
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		8,475,000	8,240,387
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[1]		3,595,000	2,768,150
Lloyds Banking Group plc, 7.625% Jr. Sub. Perpetual Bonds[2,12]	GBP	3,565,000	5,563,938
MFB Magyar Fejlesztesi Bank Zrt, 6.25% Sr. Unsec. Nts., 10/21/20[1]		5,205,000	5,777,550
Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[1]		3,835,000	3,813,896
Nordea Bank AB:
5.50% Jr. Sub. Perpetual Bonds[1,2,12]		5,150,000	5,092,062
6.125% Jr. Sub. Perpetual Bonds[1,2,12]		3,210,000	3,187,768

25   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,12]	GBP	$500,000	$818,512
RBS Capital Trust III, 2.095% Jr. Sub. Perpetual Bonds[2,12]		4,637,000	4,634,682
Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		8,455,000	9,167,647
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,12]	GBP	1,710,000	2,679,977
Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[1]		4,490,000	4,546,031
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,12]		12,105,000	12,611,957
State Bank of India (London), 4.875% Sr. Unsec. Nts., 4/17/24[1]		2,170,000	2,313,428
TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[1]		6,515,000	6,510,440
Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		4,480,000	4,597,828
Turkiye Halk Bankasi AS, 4.75% Sr. Unsec. Nts., 6/4/19[1]		2,665,000	2,705,775
Turkiye Is Bankasi AS:
5.00% Sr. Unsec. Nts., 4/30/20[1]		3,205,000	3,281,119
8.864% Unsec. Nts., 2/9/15[9]	TRY	8,000,000	3,395,624
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		2,195,000	2,153,172
UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[2,12]		895,000	873,523

			255,089,328

Consumer Finance—0.8%
Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		5,035,000	5,236,400
Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24		6,605,000	6,720,587
7.50% Sr. Unsec. Nts., 9/15/20		2,835,000	3,331,125
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		27,100,000	1,558,250
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		3,195,000	3,322,800
Enova International, Inc., 9.75% Sr. Nts., 6/1/21[1]		5,680,000	5,609,000
Navient Corp.:
6.125% Sr. Unsec. Nts., 3/25/24		7,960,000	7,840,600
7.25% Sr. Unsec. Nts., 1/25/22		6,570,000	7,144,875
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		5,220,000	5,141,700
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		6,905,000	5,834,725

			51,740,062

Diversified Financial Services—1.5%
ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,12]	EUR	13,640,000	16,793,756
Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[1,12]	EUR	8,865,000	11,263,448
Banco BTG Pactual SA (Cayman Islands), 4% Sr. Unsec. Nts., 1/16/20[1]		3,925,000	3,512,875
Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,13]		4,735,000	4,791,228
Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,2]		1,265,000	1,287,391
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		10,205,000	10,919,860
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	4,670,000	5,590,892
Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[1]		3,000,000	3,030,675

26   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Diversified Financial Services (Continued)
InRetail Consumer, 5.25% Sr. Unsec. Nts., 10/10/21[1]		$1,140,000	$1,162,800
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		5,865,000	5,483,775
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		4,480,000	4,110,400
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[3,15]	MXN	20,232,960	138,446
Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[1]		3,970,000	4,233,036
MSCI, Inc., 5.25% Sr. Unsec. Nts., 11/15/24[1]		5,675,000	5,887,813
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		4,150,000	4,637,625
Odebrecht Finance Ltd., 5.25% Sr. Unsec. Nts., 6/27/29[1]		2,125,000	1,879,563
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		1,920,000	1,956,000
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20		11,875,000	4,980,078
SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[1]	EUR	810,000	1,039,223
State Grid Overseas Investment 2014 Ltd., 4.125% Sr. Unsec. Nts., 5/7/24[1]		5,195,000	5,473,888

			98,172,772

Insurance—0.6%
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,12]	GBP	1,850,000	3,022,497
6.125% Jr. Sub. Perpetual Bonds[2,12]	GBP	5,145,000	8,544,257
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[1]		8,130,000	8,109,675
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		7,546,000	7,942,165
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,3,12]		3,143,000	3,300,150
Swiss Reinsurance Co. via ELM BV, 6.302% Sub. Perpetual
Bonds[2,12]	GBP	4,690,000	7,975,065

			38,893,809

Real Estate Investment Trusts (REITs)—0.4%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8]	MXN	17,961,653	—
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25[1]		6,140,000	6,201,400
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		4,965,000	5,051,888
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,375,100
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		6,445,000	6,356,381
TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		3,925,000	4,052,955

			24,037,724
Real Estate Management & Development—0.6%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[1]		2,410,000	2,442,535
EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		4,220,000	4,324,888
Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]		6,145,000	5,868,475
Franshion Brilliant Ltd., 5.75% Sr. Unsec. Nts., 3/19/19		2,280,000	2,341,957
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		2,675,000	3,049,500
Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		4,400,000	4,730,000
9.00% Sr. Sec. Nts., 1/15/20[3]		2,890,000	3,179,000

27   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Real Estate Management & Development (Continued)
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		$4,975,000	$4,856,844
Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		2,520,000	2,632,669
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	3,210,000	4,156,057

			37,581,925

Thrifts & Mortgage Finance—0.1%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]		5,450,000	5,014,000

Health Care—2.7%
Biotechnology—0.1%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		4,715,000	4,078,475

Health Care Equipment & Supplies—0.3%
Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20		3,350,000	3,391,875
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[1]		10,860,000	9,774,000
DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18		3,605,000	3,767,225
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20		665,000	694,925
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		4,560,000	4,970,400

			22,598,425

Health Care Providers & Services—1.9%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21		1,560,000	1,599,000
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22[1]		2,840,000	2,925,200
CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22		12,910,000	13,741,081
7.125% Sr. Unsec. Nts., 7/15/20		3,340,000	3,565,450
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24		7,890,000	8,062,594
5.75% Sr. Unsec. Nts., 8/15/22		3,205,000	3,409,319
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		1,770,000	1,761,150
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		11,885,000	10,755,925
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]		3,930,000	3,988,950
5.875% Sr. Unsec. Nts., 1/31/22[1]		1,490,000	1,624,100
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18		4,645,000	4,948,086
HCA, Inc.:
5.00% Sr. Sec. Nts., 3/15/24		5,480,000	5,644,400
5.875% Sr. Unsec. Nts., 5/1/23		4,520,000	4,774,250
7.50% Sr. Unsec. Nts., 2/15/22		8,510,000	9,743,950
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19		7,265,000	7,646,412
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22[1]		4,220,000	4,040,650
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		9,710,000	9,977,025
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		2,840,000	2,889,700
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		5,825,000	5,941,500
Tenet Healthcare Corp.:
6.00% Sr. Sec. Nts., 10/1/20		11,475,000	12,350,887

28   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
Tenet Healthcare Corp.: (Continued)
8.125% Sr. Unsec. Nts., 4/1/22	$4,355,000	$4,877,600

		124,267,229

Pharmaceuticals—0.4%
Endo Finance LLC & Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	7,500,000	7,368,750
JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[1]	3,890,000	3,962,937
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75% Sr. Unsec. Nts., 8/1/22[1]	2,380,000	2,448,425
Valeant Pharmaceuticals International, Inc.:
6.375% Sr. Unsec. Nts., 10/15/20[1]	2,945,000	3,088,569
7.25% Sr. Unsec. Nts., 7/15/22[1]	5,405,000	5,783,350

		22,652,031

Industrials—7.0%
Aerospace & Defense—1.2%
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	17,625,000	16,677,656
Erickson, Inc., 8.25% Sec. Nts., 5/1/20	9,804,000	8,676,540
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	12,010,000	12,638,123
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	5,965,000	6,472,025
KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]	7,090,000	7,178,625
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	6,735,000	5,758,425
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	6,510,000	6,656,475
TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22	5,465,000	5,478,663
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	7,700,000	7,719,250

		77,255,782

Air Freight & Couriers—0.6%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	23,940,000	23,221,800
Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[1]	560,000	542,920
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	9,365,000	9,973,725
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	3,555,000	3,732,750

		37,471,195

Airlines—0.2%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	6,515,000	6,791,888
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]	3,850,000	3,878,875
US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	4,015,195	4,657,626

		15,328,389

Building Products—0.3%
Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[1]	5,665,000	5,679,162
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	11,515,000	12,378,625

		18,057,787

29   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Services & Supplies—1.5%
ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20		$9,195,000	$9,355,912
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		9,880,000	7,261,800
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[3]		9,720,000	8,796,600
Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]		8,790,000	7,998,900
8.50% Sec. Nts., 9/15/22[1]		7,655,000	5,779,525
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]		13,005,000	13,915,350
Quad Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22[1]		8,255,000	7,842,250
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21		5,895,000	6,543,450
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[1]		7,765,000	6,677,900
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]		21,845,000	20,971,200

			95,142,887

Construction & Engineering—0.0%
Consolidated Energy Finance SA, 6.75% Sr. Unsec. Nts., 10/15/19[1]		1,140,000	1,120,050
Empresas ICA SAB de CV, 8.875% Sr. Unsec. Nts., 5/29/24[1]		1,140,000	1,045,950
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[1]		1,100,000	379,500

			2,545,500

Electrical Equipment—0.2%
ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[1]		380,000	361,950
General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22		7,945,000	5,839,575
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]		8,190,000	8,512,481

			14,714,006

Industrial Conglomerates—0.2%
Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]		2,615,000	2,726,137
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]		3,320,000	3,225,380
Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[1]		4,725,000	5,126,625

			11,078,142

Machinery—1.2%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		8,760,000	9,132,300
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[3]		9,160,000	9,034,050
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		8,635,000	9,131,512
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22[1]		5,690,000	5,768,237
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	4,990,000	6,532,632
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		10,795,000	11,010,900
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		6,225,000	6,162,750
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	EUR	5,504,611	7,042,522
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		8,130,000	8,333,250
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		5,745,000	6,046,613

			78,194,766

Marine—0.1%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[1]		3,195,000	2,667,825

30   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Marine (Continued)

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]	$4,220,000	$3,924,600
		6,592,425

Professional Services—0.1%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	8,420,000	8,651,550

Road & Rail—0.4%

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]	2,870,000	2,841,300

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]	5,360,000	5,547,600

REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15 EUR	1,915,000	2,335,784

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	18,908,000	17,868,060
		28,592,744

Trading Companies & Distributors—0.9%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[1]	4,975,000	5,043,406

American Builders & Contractors Supply Co., Inc., 5.625% Sr. Unsec. Nts., 4/15/21[1]	6,000,000	6,045,000

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	5,555,000	5,485,563
6.75% Sr. Unsec. Nts., 12/15/20	9,130,000	9,244,125

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	6,815,000	6,951,300
7.50% Sr. Unsec. Nts., 7/15/20	11,120,000	11,703,800

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]	11,305,000	10,570,175
		55,043,369

Transportation Infrastructure—0.1%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	5,280,000	5,981,078

Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec.
Nts., 2/4/24[1]	2,170,000	2,291,030
		8,272,108

Information Technology—3.3%

Communications Equipment—0.6%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]	13,420,000	14,231,910

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	13,815,000	13,538,700

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	8,827,000	9,224,215
		36,994,825

Electronic Equipment, Instruments, & Components—0.2%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	6,420,000	6,805,200

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	6,360,000	6,344,100

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[1]	3,605,000	3,794,262
		16,943,562

Internet Software & Services—0.7%

Alibaba Group Holding Ltd.:
2.50% Sr. Unsec. Nts., 11/28/19[1]	4,310,000	4,256,750
3.125% Sr. Unsec. Nts., 11/28/21[1]	4,315,000	4,269,679

31   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Internet Software & Services (Continued)

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	5,135,000	$6,617,373

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		11,145,000	11,367,900

Equinix, Inc.:
4.875% Sr. Unsec. Nts., 4/1/20		2,335,000	2,335,000
5.375% Sr. Unsec. Nts., 1/1/22		6,820,000	6,918,208

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		4,470,000	4,369,425

Tencent Holdings Ltd., 3.375% Sr. Unsec. Nts., 5/2/19[1]		3,615,000	3,678,100
			43,812,435

IT Services—0.6%

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		11,525,000	12,389,375
10.625% Sr. Unsec. Nts., 6/15/21		12,040,000	13,695,500

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		5,845,000	5,728,100

Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[1]		1,695,000	1,468,294

Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]		4,101,000	4,403,449
			37,684,718

Semiconductors & Semiconductor Equipment—0.4%

Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[1]		13,415,000	14,052,213
8.05% Sr. Unsec. Nts., 2/1/20		826,000	873,495
10.75% Sr. Unsec. Nts., 8/1/20		5,779,000	6,328,005

Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[1]		4,160,000	4,378,400
			25,632,113

Software—0.7%

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]		9,450,000	9,520,875

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		13,741,000	12,985,245

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]		11,975,000	11,930,094

Sixsigma Networks Mexico SA de CV, 8.25% Sr. Unsec. Nts., 11/7/21[1]		1,550,000	1,576,350

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]		10,650,000	10,330,500
			46,343,064

Technology Hardware, Storage & Peripherals—0.1%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec.
Nts., 10/15/20[1]		9,130,000	9,522,590

Materials—3.9%

Chemicals—0.7%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		3,460,000	3,477,300

Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[1]		3,450,000	3,355,125

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20		3,715,000	3,659,275

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18		2,310,000	2,061,675

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]		4,605,000	4,443,825

Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]		5,075,000	5,252,625

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21		6,700,000	5,711,750

NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[1]		2,975,000	2,960,125

32   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Chemicals (Continued)

PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr.
Unsec. Nts., 4/1/20		$2,821,000	$3,053,733

PQ Corp., 8.75% Sec. Nts., 5/1/18[1]		3,870,000	4,019,962

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[1]		4,915,000	4,398,925

Trinseo Materials Operating SCA/Trinseo Materials Finance,
Inc., 8.75% Sr. Sec. Nts., 2/1/19		4,104,000	4,180,950
			46,575,270

Construction Materials—0.4%

Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21[3]		7,285,000	7,722,100

Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[3]		280,000	282,800

Cemex SAB de CV:
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	755,000	898,742
5.70% Sr. Sec. Nts., 1/11/25[1]		1,690,000	1,643,525

CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		1,305,000	1,148,270

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[1]		1,165,000	1,121,313

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,890,000	2,509,928
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,720,000	2,695,473
8.00% Sr. Unsec. Nts., 1/31/17	EUR	1,980,000	2,739,840

Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,490,000	1,999,985

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		1,545,000	1,571,265
			24,333,241

Containers & Packaging—1.2%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[1]		5,670,000	5,429,025
6.75% Sr. Unsec. Nts., 1/31/21[1]		3,545,000	3,536,137

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc.,
7% Sr. Unsec. Nts., 11/15/20[1]		1,714,412	1,740,128

Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22		4,225,000	4,293,656

BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[1]		5,700,000	5,728,500

Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		5,915,000	6,181,175

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]		2,160,000	2,019,600

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3]		4,270,000	4,419,450

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%
Sr. Unsec. Nts., 1/15/23		2,695,000	2,627,625

Graphic Packaging International, Inc., 4.875% Sr. Unsec. Nts., 11/15/22		1,415,000	1,425,613

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		4,060,000	3,928,050

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		2,840,000	2,900,350

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		4,766,000	4,962,598

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		13,305,000	13,704,150

33   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Containers & Packaging (Continued)

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		$3,550,000	$3,532,250
5.125% Sr. Unsec. Nts., 12/1/24[1]		3,550,000	3,594,375
6.50% Sr. Unsec. Nts., 12/1/20[1]		4,785,000	5,263,500

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		3,865,000	4,019,600
			79,305,782

Metals & Mining—1.3%

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		8,520,000	8,615,850
7.875% Sr. Unsec. Nts., 11/1/20		8,850,000	8,850,000

ArcelorMittal, 5% Sr. Unsec. Nts., 2/25/17		4,525,000	4,717,312

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		7,260,000	6,352,500

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		8,815,000	7,955,537

FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]		2,173,333	1,977,734
6.875% Sr. Unsec. Nts., 4/1/22[1]		5,065,000	4,235,606
8.25% Sr. Unsec. Nts., 11/1/19[1]		3,575,000	3,266,656

Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	5,550,000	7,142,095
5.875% Sr. Sec. Nts., 5/31/20	EUR	320,000	411,796

Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[1]		4,422,000	4,451,619
4.95% Sr. Unsec. Nts., 11/15/21[1]		1,690,000	1,785,507

GTL Trade Finance, Inc., 5.893% Sr. Unsec. Nts., 4/29/24[1]		3,480,000	3,366,900

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		5,050,000	4,816,438

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		995,000	760,001

MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr. Unsec. Nts., 10/28/20[1]		845,000	769,795

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		4,470,000	4,760,550

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		7,245,000	5,977,125

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		2,850,000	3,006,750
			83,219,771

Paper & Forest Products—0.3%

Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		2,285,000	2,275,860

Inversiones CMPC SA, 4.75% Sr. Unsec. Nts., 9/15/24[1]		2,960,000	2,979,865

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]		5,695,000	5,716,356

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]		5,190,000	5,345,700

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]		1,410,000	1,455,120

			17,772,901

Telecommunication Services—3.2%

Diversified Telecommunication Services—2.5%

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		21,270,000	22,120,800

Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]		1,890,000	1,847,475

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		2,450,000	2,557,187

34   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Diversified Telecommunication Services (Continued)

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		$6,385,000	$6,448,850

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		6,580,000	6,728,050
7.625% Sr. Unsec. Nts., 4/15/24		9,455,000	9,785,925

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		8,845,000	8,900,281

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		9,040,000	12,741,600

Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[2,12]	EUR	6,815,000	8,833,723

Level 3 Escrow II, Inc., 5.375% Sr. Unsec. Nts., 8/15/22[1]		8,460,000	8,523,450

Oi SA, 5.75% Sr. Unsec. Nts., 2/10/22[1]		765,000	707,625

Ooredoo International Finance Ltd., 3.25% Sr. Unsec. Nts., 2/21/23[1]		2,975,000	2,874,097

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		14,623,000	16,377,760

Telecom Italia SpA, 5.25% Sr. Unsec. Nts., 2/10/22	EUR	3,780,000	5,219,745

Telefonica Europe BV, 6.50% Jr. Sub. Perpetual Bonds[2,12]	EUR	11,360,000	15,075,780

T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21		8,025,000	8,243,681
6.625% Sr. Unsec. Nts., 11/15/20		6,365,000	6,500,256

Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[1]		760,000	764,655

Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23		3,485,000	3,237,914
7.75% Sr. Unsec. Nts., 10/15/20		4,965,000	5,126,363
7.75% Sr. Unsec. Nts., 10/1/21		6,545,000	6,708,625
			159,323,842

Wireless Telecommunication Services—0.7%

Bharti Airtel International Netherlands BV, 5.35% Sr. Unsec.
Nts., 5/20/24[1]		2,610,000	2,839,054

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		2,845,000	2,652,962

ENTEL Chile SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]		3,910,000	3,895,091

Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[1]		2,435,000	2,544,575

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		1,970,000	1,566,150

Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21		11,505,000	11,461,856
7.875% Sr. Unsec. Nts., 9/15/23		12,560,000	12,462,032

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,12]	EUR	4,315,000	5,612,676

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	4,240,000	5,050,677
			48,085,073

Utilities—3.2%

Electric Utilities—1.4%

E.CL SA, 4.50% Sr. Unsec. Nts., 1/29/25[1]		2,135,000	2,147,633

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		4,045,000	4,266,504
6.00% Sr. Unsec. Nts., 2/2/18[1]		6,950,000	7,539,082

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,12]		3,970,000	4,079,175
5.625% Jr. Sub. Perpetual Bonds[1,2,12]		3,050,000	3,214,700
6.00% Jr. Sub. Perpetual Bonds[2,12]	GBP	1,300,000	2,159,308

35   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Electric Utilities (Continued)

Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[1]		$5,305,000	$6,259,900

EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub.
Nts., 4/2/76[2]	EUR	860,000	1,054,230

Enel SpA, 5% Sub. Nts., 1/15/75[2]	EUR	7,450,000	9,565,456

Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]		3,970,000	4,138,725

Iberdrola International BV, 5.75% Sub. Perpetual Bonds[2,12]	EUR	6,125,000	8,096,525

Israel Electric Corp. Ltd., 7.25% Sr. Sec. Nts., 1/15/19[1]		9,365,000	10,477,562

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[8]		6,700,000	670

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	9,902,782

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		11,545,000	12,093,387

Saudi Electricity Global Sukuk Co. 3, 4% Sr. Unsec. Nts., 4/8/24[1]		3,095,000	3,215,086

			88,210,725

Gas Utilities—0.3%

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		5,150,000	5,485,780

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		5,011,000	4,910,780

Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	2,875,000	3,734,071

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		2,525,000	2,474,500

Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[1]		4,845,000	5,016,997

			21,622,128

Independent Power and Renewable Electricity Producers—1.1%

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	4,250,575

Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		4,230,000	4,208,850

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		7,095,000	7,174,819
7.875% Sr. Sec. Nts., 1/15/23[1]		2,767,000	3,064,452

Colbun SA, 4.50% Sr. Unsec. Nts., 7/10/24[1]		2,930,000	2,939,077

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		5,365,000	5,619,837

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23		1,485,000	1,418,175

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		10,710,000	10,710,000

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[3]	GBP	3,895,000	6,419,815

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		4,822,757	5,199,535

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22		4,960,000	5,096,400
6.25% Sr. Unsec. Nts., 5/1/24[1]		2,225,000	2,275,063
6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	5,444,450

Power Sector Assets & Liabilities Management Corp., 7.39%
Sr. Unsec. Nts., 12/2/24[1]		5,365,000	7,017,420
			70,838,468

36   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Multi-Utilities—0.4%

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		$10,570,000	$10,094,350

National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	3,170,000	3,986,685

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	7,950,000	10,445,467

			24,526,502

Total Corporate Bonds and Notes (Cost $3,448,294,825)			3,300,300,193
		Shares

Preferred Stock—0.2%

Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[1] (Cost $13,115,043)		13,604	13,666,494

Common Stocks—0.2%

Arco Capital Corp. Ltd.[3,14]		2,494,716	—

Astana Finance JSC, ADR[3,14]		227,914	—

Entegra Etc., Series A14		16,217	4,621,845

Kaiser Aluminum Corp.		1,399	99,930

Nortek, Inc.[14]		86,282	7,017,315

Premier Holdings Ltd.[14]		1,088,661	—

Revel Entertainment, Inc.[14]		62,473	—

Wallace Theater Holdings, Inc.[3,14]		6,170	62

Total Common Stocks (Cost $16,905,135)			11,739,152

		Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[14] (Cost $24,912,707)		88,579	—

		Principal Amount

Structured Securities—0.7%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	196,587,000	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	335,100,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[1,9]		3,775,163	2,415,776
3.138%, 4/30/25[1,9]		3,712,065	2,375,399
3.191%, 4/30/25[1,9]		4,621,822	2,957,564
3.241%, 4/30/25[1,9]		5,275,109	3,375,611
3.269%, 4/30/25[1,9]		4,214,195	2,696,718
3.346%, 4/30/25[1,9]		3,961,163	2,534,800
3.905%, 4/30/25[1,9]		4,810,138	3,078,070
4.005%, 4/30/25[1,9]		4,152,784	2,657,421
25.692%, 12/31/17[3,15]	BRL	28,840,000	17,633,064

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,3]	MXN	1,803,555	113,076
Cl. 2B, 7.208%, 5/22/15[2,3]	MXN	3,155,364	197,829
Cl. 2C, 7.208%, 5/22/15[2,3]	MXN	47,575,229	2,982,773
Cl. 2D, 7.208%, 5/22/15[2,3]	MXN	3,467,217	217,380
Cl. 2E, 7.208%, 5/22/15[2,3]	MXN	2,518,999	157,931
Cl. 2F, 7.208%, 5/22/15[2,3]	MXN	1,608,758	100,863

37   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Structured Securities (Continued)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.: (Continued)
Cl. 2G, 7.208%, 5/22/15[3]	MXN	296,268	$18,575

LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[8,9]		115,443	—

Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	134,022,388	973,962
Total Structured Securities (Cost $67,540,469)			44,486,812

Short-Term Note—0.4%

United States Treasury Bills, 0.06%, 5/14/15[9] (Cost $23,324,829)		23,330,000	23,326,361

			Exercise Expiration
			Price	Date		Contracts

Exchange-Traded Option Purchased—0.0%

SX5E Index Call[14]
(Cost $1,322,794)		EUR	3,290.000	6/19/15	EUR	36,191	1,897,599

			Exercise Expiration
Counterparty			Price	Date		Contracts

Over-the-Counter Options Purchased—0.1%

EUR
Currency
Put[14]	DEU	USD	1 .240	2/24/15	EUR	76,000,000	2,691,996

EUR
Currency
Put[14]	DEU	USD	1 .200	1/30/15	EUR	10,777,000	96,422

TRY
Currency
Call[14]	HSBC	TRY	2 .269	2/16/15	TRY	153,815,000	228,877
Total Over-the-Counter Options Purchased (Cost $3,216,962)							3,017,295

		Pay/Receive Floating	Floating	Fixed Expiration		Notional Amount
Counterparty		Rate	Rate	Rate	Date		(000’s	)

Over-the-Counter Interest Rate Swaptions Purchased—0.0%

Interest
Rate
Swap maturing			Three-
10/6/25			Month USD
Call[14]	BOA	Pay	BBA LIBOR	2.885	10/2/15	USD	162,000		1,954,002

Interest
Rate
Swap maturing			Six-Month
5/30/33			GBP BBA
Call[14]	BAC	Pay	LIBOR	3.990	5/30/23	GBP	4,350		226,322

Interest
Rate
Swap maturing			Six-Month
7/21/25			EUR
Call[14]	GSG	Receive	EURIBOR	2.750	7/17/15	EUR	130,220		36,250

38   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive Floating	Floating	Fixed Expiration		Notional Amount
Counterparty		Rate	Rate	Rate	Date		(000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest
Rate
Swap maturing			Six-Month
7/21/25			EUR
Call[14]	UBS	Receive	EURIBOR	1.821%	7/17/15	EUR	57,110	$85,634

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $7,379,378)								2,302,208

	Shares

Investment Companies—12.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[16,17]	152,414,520	152,414,520

Oppenheimer Master Event-Linked Bond Fund, LLC[16]	9,359,760	136,192,551

Oppenheimer Master Loan Fund, LLC[16]	24,987,588	360,563,020

Oppenheimer Ultra-Short Duration Fund, Cl. Y16	13,749,406	137,631,549

Total Investment Companies (Cost $797,578,364)		786,801,640

Total Investments, at Value (Cost $6,895,064,358)	102 .3%	6,632,002,102

Net Other Assets (Liabilities)	(2 .3)	(146,619,460)

Net Assets	100 .0%	$6,485,382,642

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,129,795,189 or 32.84% of the Fund’s net assets as of December 31, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of December 31, 2014 was $188,970,400, which represents 2.91% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 -12/30/14	$9,155,523	$9,034,050	$(121,473)
Arco Capital Corp. Ltd.	6/28/13	—	—	—
ASG Consolidated LLC/ASG
Finance, Inc., 15% Sr. Unsec.	11/15/10 -
Nts., 5/15/17	11/15/14	9,550,423	7,030,091	(2,520,332)
Astana Finance JSC, ADR	5/8/14	—	—	—
Blackboard, Inc., 7.75% Sr.	10/24/13 -
Unsec. Nts., 11/15/19	10/16/14	9,541,208	9,520,875	(20,333)
Brand Energy & Infrastructure
Services, Inc., 8.50% Sr. Unsec.	11/22/13 -
Nts., 12/1/21	11/25/13	9,810,326	8,796,600	(1,013,726)
Brazil Loan Trust 1, 5.477%
Sec. Nts., 7/24/23	7/25/13 - 12/4/14	4,759,964	4,682,434	(77,530)
Building Materials Corp. of
America, 6.75% Sr. Unsec. Nts.,
5/1/21	4/26/11 -10/8/14	7,322,465	7,722,100	399,635

39   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Calcipar SA, 6.875% Sr. Sec.
Nts., 5/1/18	11/21/13	$291,980	$282,800	$(9,180)
Citigroup Mortgage Loan Trust,
Inc., Collateralized Mtg.
Obligations, Series 2014-8, Cl.
1A2, 0.446%, 7/20/36	7/11/14	1,369,047	1,362,159	(6,888)
Coveris Holdings SA, 7.875%
Sr. Unsec. Nts., 11/1/19	10/24/13	4,270,000	4,419,450	149,450
Credit Agricole SA, 8.375% Jr.
Sub. Perpetual Bonds	7/17/13	5,982,164	6,476,212	494,048
Deutsche Bank AG, Coriolanus
Ltd. Sec. Credit Linked Bonds,
25.692%, 12/31/17	9/19/07	13,880,649	17,633,064	3,752,415
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts., Cl.
2A, 7.208%, 5/22/15	5/21/08	173,764	113,076	(60,688)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts., Cl.
2B, 7.208%, 5/22/15	6/12/08	296,602	197,829	(98,773)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts., Cl.
2C, 7.208%, 5/22/15	6/18/08	4,612,209	2,982,773	(1,629,436)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts., Cl.
2D, 7.208%, 5/22/15	7/8/08	335,832	217,380	(118,452)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts., Cl.
2E, 7.208%, 5/22/15	7/15/08	244,395	157,931	(86,464)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts., Cl.
2F, 7.208%, 5/22/15	8/8/08	158,261	100,863	(57,398)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts., Cl.
2G, 7.208%, 5/22/15	8/22/08	27,890	18,575	(9,315)
Eletson Holdings, 9.625% Sr.	12/12/13 -
Sec. Nts., 1/15/22	10/28/14	4,276,785	4,265,050	(11,735)
ICE EM CLO, Series 2007-1A,
Cl. B, 2.031%, 8/15/22	11/6/07	19,427,591	19,542,600	115,009
ICE EM CLO, Series 2007-1A,
Cl. C, 3.331%, 8/15/22	6/8/07	17,780,000	16,725,646	(1,054,354)
ICE EM CLO, Series 2007-1A,
Cl. D, 5.331%, 8/15/22	6/8/07	17,780,000	16,396,716	(1,383,284)
Infinis plc, 7% Sr. Sec. Nts.,
2/15/19	10/2/13 - 5/12/14	6,684,440	6,419,815	(264,625)
JPMorgan Hipotecaria su
Casita, 6.47% Sec. Nts.,
8/26/35	3/21/07	1,842,558	138,446	(1,704,112)

40   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	9/19/12 -12/6/13	$6,141,993	$6,141,800	$(193)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12 -3/15/13	5,415,536	5,547,600	132,064
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	3,610,599	3,565,300	(45,299)
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	4,811,624	746,743	(4,064,881)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12 - 2/1/12	2,880,475	3,179,000	298,525
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	11/14/13 -1/13/14	3,277,704	3,300,150	22,446
US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17	8/7/14	5,541,987	4,385,150	(1,156,837)
Wallace Theater Holdings, Inc.	3/28/13	62	62	—
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	4/9/10 - 1/24/11	18,842,087	17,868,060	(974,027)

		$214,413,968	$188,970,400	$(25,443,568)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $16,538,361 or 0.26% of the Fund’s net assets as of December 31, 2014.

5. Interest rate is less than 0.0005%.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2014. See Note 4 of the accompanying Consolidated Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $5,314,180. See Note 5 of the accompanying Consolidated Notes.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $5,536,536. See Note 5 of the accompanying Consolidated Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

13.	Interest or dividend is paid-in-kind, when applicable.
14.	Non-income producing security.

41   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

15.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended December 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2014	Gross Additions	Gross Reductions		Shares December 31, 2014
American Media Operations, Inc.	801,816	—	801,816		—
Oppenheimer Institutional Money Market Fund, Cl. E	63,281,949	706,131,408	616,998,837		152,414,520
Oppenheimer Master Event-Linked Bond Fund, LLC	11,333,398	—	1,973,638		9,359,760
Oppenheimer Master Loan Fund, LLC	25,326,303	—	338,715		24,987,588
Oppenheimer Ultra-Short Duration Fund, Cl. Y	16,857,724	11,782	3,120,100		13,749,406
		Value	Income		Realized Gain (Loss)
American Media Operations, Inc.		$—	$—		$(23,257,098)
Oppenheimer Institutional Money Market Fund, Cl. E		152,414,520	30,598		—
Oppenheimer Master Event-Linked Bond Fund, LLC		136,192,551	2,265,438	[a]	1,012,362	[a]
Oppenheimer Master Loan Fund, LLC		360,563,020	5,253,151	[b]	(1,671,377)	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		137,631,549	117,434		40,086

Total		$786,801,640	$7,666,621		$(23,876,027)

  a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

  b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17.	Rate shown is the 7-day yield as of December 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,341,904,361	65.5%
Mexico	223,975,293	3.4
Turkey	170,224,209	2.6
United Kingdom	154,281,123	2.3
Netherlands	114,933,476	1.7
Indonesia	112,971,829	1.7
Brazil	108,314,001	1.6
Canada	95,590,542	1.4
Colombia	92,017,698	1.4
India	91,158,755	1.4
France	87,749,997	1.3
Germany	61,821,035	0.9
Greece	58,532,698	0.9
Italy	58,434,639	0.9
Supranational	52,664,962	0.8
China	50,273,111	0.8
Israel	46,714,913	0.7
South Africa	46,657,874	0.7
Peru	46,261,515	0.7
Ireland	44,313,352	0.7
Luxembourg	43,445,335	0.7

42   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Chile	$40,156,315	0.6%
Spain	40,149,011	0.6
Philippines	34,723,921	0.5
Hungary	34,667,758	0.5
Portugal	23,828,209	0.4
Switzerland	22,720,430	0.3
United Arab Emirates	21,577,573	0.3
Russia	21,539,827	0.3
Australia	20,436,158	0.3
Poland	19,670,710	0.3
Romania	18,483,726	0.3
Sri Lanka	17,729,587	0.3
Panama	13,622,937	0.2
Sweden	12,825,861	0.2
Ivory Coast	11,744,809	0.2
Croatia	11,645,290	0.2
Denmark	11,448,810	0.2
Dominican Republic	10,767,010	0.2
Lithuania	9,847,336	0.2
Serbia	9,468,977	0.1
Norway	7,939,062	0.1
Morocco	7,775,997	0.1
Kazakhstan	7,752,095	0.1
Venezuela	7,149,425	0.1
Lebanon	6,639,437	0.1
Austria	5,612,676	0.1
Kenya	5,425,600	0.1
Jersey, Channel Islands	4,838,049	0.1
Eurozone	4,807,901	0.1
Tanzania	4,519,075	0.1
Uruguay	4,370,162	0.1
Puerto Rico	4,299,750	0.1
Malaysia	4,217,886	0.1
Latvia	4,118,544	0.1
Paraguay	4,066,000	0.1
Japan	3,813,896	0.1
Belgium	3,565,300	0.1
Saudi Arabia	3,215,086	0.0
Gabon	3,137,175	0.0
Trinidad	3,076,837	0.0
Qatar	2,874,097	0.0
Jamaica	2,652,962	0.0
Barbados	2,557,187	0.0
Vietnam	2,555,437	0.0
Senegal	2,308,057	0.0
Angola	2,231,406	0.0
Bermuda	1,982,243	0.0
Ecuador	1,449,100	0.0
Ukraine	1,227,600	0.0
Nigeria	1,053,075	0.0
Egypt	882,787	0.0
Hong Kong	593,225	0.0

Total	$6,632,002,102	100.0%

43   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of December 31, 2014
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	01/2015	BRL	102,715	USD	38,670	$—	$29,095
BAC	05/2015	IDR	423,068,000	USD	34,010	—	782,365
BAC	02/2015	KRW	13,585,000	USD	12,615	—	287,316
BAC	02/2015	MYR	37,015	USD	11,498	—	977,214
BAC	04/2015	SEK	498,800	USD	69,793	—	5,781,599
BAC	02/2015	TRY	98,870	USD	42,856	—	985,611
BAC	01/2015 -04/2015	USD	55,569	BRL	140,035	3,230,916	—
BAC	04/2015	USD	69,824	EUR	54,980	3,232,815	—
BAC	03/2015	USD	13,179	HUF	3,291,000	621,935	—
BAC	05/2015	USD	34,017	IDR	423,158,000	782,531	—
BAC	03/2015	USD	34,059	KRW	38,156,000	—	560,454
BAC	02/2015	USD	34,045	MYR	111,701	2,295,391	—
BAC	01/2015	USD	1,664	RUB	69,300	521,828	—
BAC	04/2015	USD	69,236	SEK	498,800	5,225,085	—
BAC	02/2015	USD	190	TRY	430	7,373	—
BNP	06/2015	NOK	6,560	USD	926	—	48,792
BNP	06/2015	USD	2,168	NOK	15,320	119,936	—
BOA	01/2015	BRL	544,005	USD	214,257	—	9,605,201
BOA	01/2015	EUR	1,750	USD	2,177	—	59,419
BOA	05/2015	IDR	423,158,000	USD	34,030	—	795,115
BOA	01/2015	INR	4,703,500	USD	76,032	—	1,584,929
BOA	02/2015	KRW	47,973,000	USD	45,638	—	2,103,259
BOA	01/2015	PHP	453,000	USD	10,089	18,861	—
BOA	01/2015	USD	209,646	BRL	544,005	4,993,871	—
BOA	01/2015	USD	2,384	EUR	1,750	265,863	—
BOA	01/2015	USD	57,127	INR	3,543,000	1,048,227	—
BOA	02/2015 -03/2015	USD	87,234	KRW	96,083,000	619,410	572,490
BOA	01/2015	USD	115,665	MXN	1,562,400	9,778,426	—
BOA	05/2015	USD	33,426	MYR	113,530	1,393,448	—
BOA	01/2015 -04/2015	USD	20,450	PHP	905,000	293,240	8,515
CITNA-B	01/2015	BRL	207,795	USD	79,130	—	958,536
CITNA-B	06/2015	EUR	335	USD	413	—	7,269
CITNA-B	01/2015	MXN	46,700	USD	3,450	—	285,324
CITNA-B	02/2015	TRY	8,000	USD	3,403	—	5,189
CITNA-B	01/2015	USD	78,230	BRL	207,795	58,860	—
CITNA-B	06/2015	USD	160,166	EUR	129,100	3,718,419	—
CITNA-B	06/2015	USD	6,558	GBP	4,185	43,517	—
CITNA-B	02/2015	USD	2,395	HUF	570,000	218,259	—
CITNA-B	01/2015	USD	33,451	NZD	42,400	441,327	—
CITNA-B	02/2015	USD	87,655	TRY	200,310	2,832,054	—
DEU	01/2015	MXN	198,300	USD	14,649	—	1,210,422
DEU	02/2015	TRY	39,040	USD	17,130	—	597,106
DEU	06/2015	USD	111,725	GBP	71,315	709,721	—
DEU	02/2015	USD	60,790	TRY	139,100	1,879,751	—
GSCO-OT	01/2015 -04/2015	BRL	464,420	USD	178,428	—	4,102,127
GSCO-OT	01/2015	JPY	7,854,000	USD	65,030	550,450	—
GSCO-OT	01/2015 -04/2015	USD	190,760	BRL	464,420	16,434,860	—
JPM	01/2015	BRL	160,040	USD	60,340	210,672	344,389
JPM	01/2016	CNH	171,900	USD	27,953	—	1,002,999
JPM	06/2015	EUR	5,910	USD	7,271	—	108,544
JPM	05/2015	IDR	411,036,000	USD	33,015	—	768,813

44   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	01/2015	INR	1,430,000	USD	23,020	$—	$385,961
JPM	02/2015	KRW	938,000	USD	837	14,505	—
JPM	02/2015	MYR	125,630	USD	39,294	—	3,585,227
JPM	01/2015	RON	76,915	USD	21,884	—	1,121,380
JPM	01/2015 -02/2015	USD	91,456	BRL	244,230	45,332	212,924
JPM	01/2016	USD	27,286	CNH	171,900	335,221	—
JPM	06/2015	USD	159,981	EUR	129,050	3,583,949	—
JPM	05/2015	USD	52,458	IDR	672,067,000	—	295,639
JPM	01/2015	USD	41,309	INR	2,590,500	306,838	—
JPM	02/2015	USD	37,907	KRW	42,249,000	149,469	582,810
JPM	01/2015	USD	22	PHP	1,000	—	136
JPM	01/2015	USD	21,769	RON	76,915	1,006,746	—
JPM	02/2015	USD	38,647	TRY	88,970	969,809	—
MSCO	01/2015	BRL	5,470	USD	2,059	—	1,549
MSCO	06/2015	EUR	195	USD	241	—	5,101
MSCO	01/2015	MXN	2,118,000	USD	155,409	—	11,869,393
MSCO	02/2015	MYR	224,280	USD	68,077	—	4,328,717
MSCO	01/2015	NZD	42,400	USD	33,030	—	20,549
MSCO	02/2015	TRY	8,130	USD	3,446	—	2,926
MSCO	01/2015	USD	2,213	BRL	5,470	154,821	—
MSCO	03/2015 -06/2015	USD	129,967	EUR	102,615	5,708,339	—
MSCO	01/2015	USD	69,895	JPY	7,854,000	4,314,513	—
MSCO	01/2015	USD	138,947	MXN	1,894,500	10,554,319	—
MSCO	02/2015	USD	49,369	MYR	162,645	3,139,131	—
MSCO	02/2015	USD	3,344	TRY	7,890	2,839	—
NOM	02/2015	USD	34,300	MYR	112,579	2,300,891	—
TDB	01/2015	BRL	214,330	USD	80,690	—	60,711
TDB	02/2015	HUF	570,000	USD	2,349	—	172,759
TDB	01/2015	MXN	6,200	USD	456	—	35,767
TDB	01/2015 -04/2015	USD	88,661	BRL	219,200	6,244,100	—
TDB	02/2015	USD	45,883	COP	110,884,000	—	673,459
TDB	02/2015	USD	2,526	HUF	613,000	185,792	—
TDB	06/2015	USD	20,818	JPY	2,476,000	113,849	—
TDB	01/2015	USD	41,002	MXN	555,600	3,347,762	—
TDB	03/2015	USD	23,559	ZAR	271,700	326,635	—

Total Unrealized Appreciation and Depreciation						$104,351,906	$56,927,100

Futures Contracts as of December 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	3/20/15	639	$92,375,438	$(1,417,504)
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/15	1,159	253,350,156	(367,921)
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/15	1,062	232,146,563	343,271
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/15	3,400	404,360,939	(1,204,265)

45   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Nts., 10 yr.	CBT	Sell	3/20/15	708	$89,772,188	$(351,958)
United States Treasury Nts., 10 yr.	CBT	Buy	3/20/15	2,670	338,547,656	212,064
United States Treasury Ultra Bonds	CBT	Buy	3/20/15	806	133,141,125	5,912,224

						$3,125,911

Over-the-Counter Options Written at December 31, 2014
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
EUR Currency Put	DEU	USD	1 .190	2/24/15	EUR	(76,000,000)	$406,540	$(729,600)
EUR Currency Call	DEU	USD	1 .280	2/24/15	EUR	(76,000,000)	543,628	(66,956)
Portuguese Government Bonds Put	JPM	EUR	121 .580	3/2/15	EUR	(23,000,000)	447,854	(306,953)
TRY Currency Put	HSBC	TRY	2 .414	2/16/15	TRY	(163,680,000)	502,427	(726,739)

Total Over-the-Counter Options Written							$1,900,449	$(1,830,248)

Centrally Cleared Credit Default Swaps at December 31, 2014
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.23	Sell	5.000%	12/20/19	USD	35,000	$(2,265,239)	$2,172,537

Over-the-Counter Credit Default Swaps at December 31, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17 EUR	470	$(223)	$42,323
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17 EUR	470	(223)	42,323
Banco Santander SA	UBS	Sell	3.000	9/20/17 EUR	900	(3,420)	72,242
Bolivarian Republic of Venezuela	FIB	Buy	5.000	6/20/19 USD	6,520	(1,214,228)	3,900,077
Hellenic Republic	GSG	Buy	1.000	12/20/15 USD	8,900	(690,244)	1,236,739
Hellenic Republic	GSG	Buy	1.000	12/20/15 USD	6,670	(550,646)	926,859
Hellenic Republic	GSG	Buy	1.000	12/20/15 USD	2,240	(324,925)	311,269
Hellenic Republic	GSG	Buy	1.000	12/20/15 USD	2,235	(335,374)	316,369
Hellenic Republic	GSG	Buy	1.000	12/20/15 EUR	11,130	(571,592)	1,872,143
Hellenic Republic	GSG	Buy	1.000	12/20/15 USD	4,475	(581,999)	621,843
Hellenic Republic	GSG	Sell	1.000	12/20/19 USD	4,475	1,342,749	(1,630,086)
Hellenic Republic	GSG	Sell	1.000	12/20/19 USD	2,225	406,268	(810,490)
Republic of Ireland	GSG	Buy	1.000	3/20/18 USD	2,365	(99,348)	(50,842)
Republic of Ireland	GSG	Buy	1.000	3/20/18 EUR	2,080	(77,551)	(53,898)
Republic of Italy	GSG	Sell	1.000	3/20/23 USD	2,340	374,113	(131,723)
State Bank of India	BNP	Sell	1.000	9/20/19 USD	5,225	215,578	(134,599)

Total Over-the-Counter Credit Default Swaps						$(2,111,065)	$6,530,549

46   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Non-Investment Grade
Corporate Debt Indexes	$35,000,000		$—		B+
Investment Grade Single
Name Corporate Debt	$5,225,000		—		BBB-
Investment Grade Single
Name Corporate Debt	1,840,000	EUR	—	EUR	BBB-to BBB
Investment Grade
Sovereign Debt	$2,340,000		$—		BBB
Non-Investment Grade
Sovereign Debt	$6,700,000		$24,520,000		B
Non-Investment Grade
Sovereign Debt	—	EUR	11,130,000	EUR	B

Total	$49,265,000		$24,520,000

Total EUR	1,840,000	EUR	11,130,000	EUR

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value
GSG	Pay	Three- Month USD BBA LIBOR	2.460%	11/24/24	USD	105,900	$—	$(2,006,331)
JPM	Receive	Three- Month USD BBA LIBOR	2.570	8/15/24	USD	6,250	—	(230,449)
JPM	Receive	Three- Month USD BBA LIBOR	2.550	8/12/24	USD	6,260	—	(220,622)
JPM	Pay	MXN TIIE BANXICO	6.090	7/29/24	MXN	93,900	(33)	16,909
JPM	Receive	MXN TIIE BANXICO	6.070	8/1/24	MXN	90,900	(26)	18,829

Total Centrally Cleared Interest Rate Swaps							$(59)	$(2,421,664)

47   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps at December 31, 2014
	Pay/Receive Floating		Fixed	Maturity	Notional Amount
Counterparty	Rate	Floating Rate	Rate	Date		(000’s)	Value
		MXN TIIE
GSG	Pay	BANXICO	4.260%	6/15/16	MXN	379,900	$6,469
		MXN TIIE
JPM	Pay	BANXICO	4.280	6/15/16	MXN	377,100	11,398

Total Over-the-Counter Interest Rate Swaps							$17,867

Over-the-Counter Interest Rate Swaptions Written at December 31, 2014
		Pay/Receive			Notional
		Floating	Floating	Fixed Expiration		Amount	Premiums
Description	Counterparty	Rate	Rate	Rate	Date	(000’s)	Received	Value
			Six-
			Month
Interest Rate Swap			EUR
maturing 10/6/20 Call	BOA	Receive EURIBOR		0.655%	10/2/15 EUR	139,000	$1,213,597	$(2,163,697)
			Six-
			Month
Interest Rate Swap			EUR
maturing 7/21/25 Call	UBS	Receive EURIBOR		1.421	7/17/15 EUR	57,110	926,416	(3,747,935)

Total Over-the-Counter Interest Rate Swaptions Written							$2,140,013	$(5,911,632)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone

48   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary: (Continued)
Currency abbreviations indicate amounts reporting in currencies
NZD	New Zealand Dollar
PHP	Philippines Peso
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
CDX.HY.23	Markit CDX High Yield Index
EURIBOR	Euro Interbank Offered Rate
SX5E	Euro Stoxx 50 Index
TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

49   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2014 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company 1940 Act (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold and other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At December 31, 2014, the Fund owned 15,000 shares with a market value of $1,346,090.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

50   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as

51   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

52   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes as of December 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$100,366,109	$52,664,962	$153,031,071
Mortgage-Backed Obligations	—	1,020,359,372	2,230,709	1,022,590,081
U.S. Government Obligations	—	130,564,743	—	130,564,743
Foreign Government Obligations	—	889,945,129	—	889,945,129
Corporate Loans	—	248,306,890	26,434	248,333,324
Corporate Bonds and Notes	—	3,288,838,491	11,461,702	3,300,300,193
Preferred Stock	—	13,666,494	—	13,666,494
Common Stocks	7,117,245	4,621,845	62	11,739,152
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	22,091,359	22,395,453	44,486,812
Short-Term Note	—	23,326,361	—	23,326,361
Exchange-Traded Option Purchased	—	1,897,599	—	1,897,599
Over-the-Counter Options
Purchased	—	3,017,295	—	3,017,295
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,302,208	—	2,302,208

53   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table (Continued)
Investments, at Value:
Investment Companies	$290,046,069	$496,755,571	$—	$786,801,640

Total Investments, at Value	297,163,314	6,246,059,466	88,779,322	6,632,002,102
Other Financial Instruments:
Swaps, at value	—	9,360,054	—	9,360,054
Centrally cleared swaps, at value	—	2,208,275	—	2,208,275
Futures contracts	6,467,559	—	—	6,467,559
Foreign currency exchange contracts	—	104,351,906	—	104,351,906

Total Assets	$303,630,873	$6,361,979,701	$88,779,322	$6,754,389,896

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,811,638)	$—	$(2,811,638)
Centrally cleared swaps, at value	—	(2,457,402)	—	(2,457,402)
Futures contracts	(3,341,648)	—	—	(3,341,648)
Options written, at value	—	(1,830,248)	—	(1,830,248)
Foreign currency exchange contracts	—	(56,927,100)	—	(56,927,100)
Swaptions written, at value	—	(5,911,632)	—	(5,911,632)

Total Liabilities	$(3,341,648)	$(69,938,020)	$—	$(73,279,668)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Asset-Backed Securities	$5,377,469	$–	$–	$(5,377,469)
Mortgage-Backed Obligations	–	(1,362,159)	1,362,159	–

Total Assets	$5,377,469	$(1,362,159)	$1,362,159	$(5,377,469)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data.

54   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

55   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$336,179,035
Sold securities	31,365,502

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

56   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

At the period ended December 31,2014, the counterparty pledged $49,000 of collateral to the Fund for forward roll transactions.

Restricted Securities. As of December 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2014 is as follows:

Cost	$75,483,273
Market Value	$2,332,097
Market value as % of Net Assets	0.04%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

57   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to

58   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure

59   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,095,797,842 and $1,468,647,212, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended December 31, 2014, the Fund had an ending monthly average market value of $700,729,934 and $447,674,780 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the

60   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended December 31, 2014, the Fund had an ending monthly average market value of $1,413,550 and $1,731,245 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a

61   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended December 31, 2014, the Fund had an ending monthly average market value of $166,185 and $1,563,370 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended December 31, 2014 was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2014	415,464,865,714	$2,286,604
Options written	8,439,817,678	7,228,161
Options closed or expired	–	–
Options exercised	(423,566,003,392)	(7,614,316)

Options outstanding as of December 31, 2014	338,680,000	$1,900,449

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or

62   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

63   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended December 31, 2014, the Fund had ending monthly average notional amounts of $35,700,805 and $38,888,953 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the period ended December 31, 2014, the Fund had ending monthly average notional amounts of $5,248,138 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

For the period ended December 31, 2014, the Fund had ending monthly average notional amounts of $69,345,000 and $182,118,116 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed

65   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended December 31, 2014, the Fund had an ending monthly average market value of $3,792,441 and $5,431,960 on purchased and written swaptions, respectively.

Written swaption activity for the period ended December 31, 2014 was as follows:

	Number of Contracts	Amount of Premiums
Swaptions outstanding as of September 30, 2014	1,432,400,000	$3,415,478
Swaptions written	1,795,586,000	8,958,098
Swaptions closed or expired	(187,600,000)	(491,043)
Swaptions exercised	(2,844,276,000)	(9,742,520)

Swaptions outstanding as of December 31, 2014	196,110,000	$2,140,013

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out

66   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of December 31, 2014, the Fund has required certain counterparties to post collateral of $56,328,642.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

67   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$6,898,923,434
Federal tax cost of other investments	(96,407,682)

Total federal tax cost	$6,802,515,752

Gross unrealized appreciation	$141,379,318
Gross unrealized depreciation	(406,941,869)

Net unrealized depreciation	$(265,562,551)

68   OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 2/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 2/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 2/11/2015